                                                                    EXHIBIT 10.3

                                                                  EXECUTION COPY

                                 LOAN AGREEMENT

                           dated as of April 30, 2002

                                     among

                             USEB AIRCRAFT LIMITED,
                            as Initial Borrower Party

                               BARCLAYS BANK PLC,
                                as Initial Lender

                               BARCLAYS BANK PLC,
                        as Facility Agent for the Lenders

                        WELLS FARGO BANK NORTHWEST, N.A.,
                   not in its individual capacity, but solely
                              as Security Trustee

                                       and

                     EXPORT-IMPORT BANK OF THE UNITED STATES

        -----------------------------------------------------------------
                     Ten (10) Boeing Model 737-800 Aircraft

           Ex-Im Bank Guarantee No. AP077971XX - United States - GATX

        -----------------------------------------------------------------

                       MILBANK, TWEED, HADLEY & MCCLOY LLP

                                TABLE OF CONTENTS

                                                                                     PAGE
Section 1.       Definitions; Amount of the Credit.............................       2
        1.1      Definitions...................................................       2
        1.2      Amount of the Credit..........................................       2

Section 2.       Commitments ..................................................       2
        2.1      Loan .........................................................       2
        2.2      Borrowings....................................................       3
        2.3      Termination of Commitments....................................       3
        2.4      Prepayments...................................................       3

Section 3.       Payments of Principal and Interest; Promissory Note...........       4
        3.1      Repayment of Loan.............................................       4
        3.2      Interest; Ex-Im Bank's Overdue Amounts........................       5
        3.3      Promissory Notes..............................................       6
        3.4      Conversion....................................................       7

Section 4.       Payments; Pro Rata Treatment; Computations; Etc ..............      10
        4.1      Payments......................................................      10
        4.2      Computations .................................................      11
        4.3      Certain Notices ..............................................      11
        4.4      Non-Receipt of Funds by the Facility Agent....................      12
        4.5      Sharing of Payments, Etc......................................      12
        4.6      Loan Register.................................................      13
        4.7      Fees..........................................................      13
        4.8      Reimbursement Obligations.....................................      14
        4.9      Transfer......................................................      14
        4.10     Waiver........................................................      15
        4.11     Payments Absolute.............................................      15
        4.12     Payments under Ex-Im Bank Guarantee...........................      15

Section 5.       Taxes; Indemnities............................................      15
        5.1      Taxes.........................................................      15
        5.2      Grossing-up of Indemnity Provisions...........................      16
        5.3      Definitions...................................................      16

Section 6.       [Intentionally Omitted].......................................      16

Section 7.       Conditions Precedent..........................................      17

Section 8.       Representations and Warranties................................      19

Section 9.       Covenants.....................................................      19

Section 10.      Events of Default.............................................      19
        10.1     Events of Default.............................................      19

                                      (i)

                                TABLE OF CONTENTS
                                   (continued)

                                                                                  PAGE
        10.2     Remedies.......................................................   21

Section 11.      The Facility Agent.............................................   21
        11.1     Appointment, Powers and Immunities.............................   21
        11.2     Reliance by Facility Agent.....................................   22
        11.3     Notices; Defaults..............................................   23
        11.4     No Obligation to Make Inquiries, Etc...........................   23
        11.5     Dealings with Parties..........................................   24
        11.6     Indemnification................................................   24
        11.7     Extent of Responsibility.......................................   24
        11.8     Affiliates of Facility Agent...................................   24
        11.9     Non-Reliance on Facility Agent.................................   25
        11.10    No Duties Except as Specified .................................   25
        11.11    Resignation or Removal of Facility Agent.......................   25
        11.12    Agency Division Separate.......................................   26
        11.13    Confidential Information.......................................   26
        11.14    Demand for Payment.............................................   26

Section 12.      Miscellaneous .................................................   26
        12.1     No Waiver......................................................   26
        12.2     Notices........................................................   26
        12.3     Expenses, Etc..................................................   27
        12.4     Amendments, Etc................................................   27
        12.5     Successors and Assigns.........................................   27
        12.6     Assignments and Participations.................................   27
        12.7     Governing Law..................................................   30
        12.8     Jurisdiction, Service of Process...............................   30
        12.9     Entire Agreement...............................................   30
        12.10    Severability...................................................   30
        12.11    Captions.......................................................   30
        12.12    Counterparts...................................................   30
        12.13    Waiver of Jury Trial...........................................   30

EXHIBIT A        -    Form of Notice of Borrowing
EXHIBIT B-1      -    Form of Floating Rate Note
EXHIBIT B-2      -    Form of Fixed Rate Note
EXHIBIT C        -    Form of Transfer Certificate
APPENDIX A       -    Definitions

                                      (ii)

                                 LOAN AGREEMENT

      THIS LOAN AGREEMENT dated as of April 30, 2002 is among USEB AIRCRAFT LIMITED, a limited liability company duly incorporated and validly existing under the laws of the Cayman Islands (the "INITIAL BORROWER PARTY"); BARCLAYS BANK PLC, a public limited company incorporated under the laws of England and Wales, as initial lender (the "INITIAL LENDER" and, together with its and any subsequent successors, permitted assigns and permitted transferees in accordance with the terms hereof, the "LENDERS"); BARCLAYS BANK PLC, a public limited company incorporated under the laws of England and Wales, as facility agent for the Lenders (collectively with any permitted assignee(s), transferee(s) or successor(s) and in such capacity the "FACILITY AGENT"); WELLS FARGO BANK NORTHWEST, N.A., not in its individual capacity, but solely as security trustee (the "SECURITY TRUSTEE"); and EXPORT-IMPORT BANK OF THE UNITED STATES, an agency of the United States of America ("EX-IM BANK").

                                   WITNESSETH:

      WHEREAS, the Initial Borrower has requested the Initial Lender to establish a credit facility (the "CREDIT") in favor of the Borrowers in the principal amount of U.S. $396,822,827 so that the Borrowers may finance or refinance, as the case may be, (i) up to 85% of the costs for the purchase in the United States, and export of each Aircraft to the country in which the initial operator of the Aircraft is based (as approved by Ex-Im Bank) and (ii) 100% of the related Ex-Im Bank Exposure Fees;

      WHEREAS, the Facility Agent will serve as facility agent for the benefit, and on behalf, of each of the Lenders (other than Ex-Im Bank) in connection with the Credit, this Agreement and the other Operative Documents;

      WHEREAS, prior to or concurrently with the utilization of any portion of the Credit with respect to an Aircraft, such Aircraft shall be leased by the relevant Lessor to the relevant Lessee pursuant to the Lease for such Aircraft and subleased by such Lessee to either (i) a Sublessee pursuant to a Sublease and sub-subleased by the Sublessee to the Initial Operating Lessee pursuant to the Initial Operating Lease applicable to such Aircraft, or (ii) the Initial Operating Lessee pursuant to the Initial Operating Lease applicable to such Aircraft, in either case, as contemplated under the Participation Agreement;

      WHEREAS, the obligations of the Borrowers hereunder shall be secured by the Lien of the Security Documents with respect to, inter alia, each Aircraft and each Lease, the Lien of each Operating Lessor Security Assignment with respect to any Quiet Enjoyment Operating Lease, any Assignment of Insurances and any Operating Lease Credit Document, the Lien of each Lessor Share Pledge Agreement and the Lien of each Lessee Share Pledge Agreement with respect to all of the issued and outstanding shares or capital stock, as the case may be, of each Borrower and each Lessee, respectively;

      WHEREAS, subject to the terms of the Operative Documents, Ex-Im Bank is prepared to issue to the Facility Agent, on behalf of the Lenders, its guarantee of repayment of

                                                                [Loan Agreement]

disbursements made under the Credit together with certain interest thereon, all as set forth in the Ex-Im Bank Guarantee; and

      WHEREAS, the establishment of the Credit will facilitate exports and imports between the United States of America and each of Brazil, Turkey and any other country in which the Initial Operating Lessee of an Aircraft is based.

      NOW, THEREFORE, in consideration of the foregoing and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

      SECTION 1. Definitions; Amount of the Credit.

      1.1 Definitions. Unless the context otherwise requires, (a) capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in Part I of Appendix A hereto for all purposes of this Agreement and (b) the rules of construction and interpretation for this Agreement shall be set forth in Part II of Appendix A hereto,

      1.2 Amount of the Credit. Subject to the terms and conditions set forth in this Agreement and the Participation Agreement, the Initial Lender hereby establishes the Credit in favor of the Borrowers in the principal amount of U.S.$396,822,827, and the Lenders agree, upon the terms and conditions hereinafter set forth, to make Disbursements in an aggregate amount with respect to each Aircraft equal to the Ex-Im Bank Eligible Amount in relation to such Aircraft, provided that in no event shall the aggregate of all Disbursements exceed the Ex-Im Bank Commitment.

      SECTION 2. Commitments.

      2.1 Loan. Subject to the terms and conditions set forth below, on the Borrowing Date for a Loan, the Initial Lender or, if at the relevant time the Initial Lender is not the only Lender, the Lenders shall make Disbursements to the Initial Borrower of such Loan in the aggregate principal amount up to but not exceeding the amount of each such Lender's Designated Percentage of the Credit (each a "COMMITMENT") (the amount of the Disbursement made by the Lenders in respect of an Aircraft on a Borrowing Date shall be referred to herein as a "LOAN" and the aggregate amount of such Loans shall be referred to herein as the "LOANS"). Each Loan shall be made only during the Availability Period.

      2.2 Borrowings.

            (a) Subject to Section 4.3, GFC (acting on behalf of the relevant Initial Borrower) shall give the Facility Agent (who shall promptly notify each Lender thereof) and Ex-Im Bank notice in the form of Exhibit A hereto of each borrowing by such Borrower hereunder (each, a "NOTICE OF BORROWING").

            (b) Following receipt of a Notice of Borrowing from GFC (on behalf of the relevant Initial Borrower), the Facility Agent shall determine the Floating Rate (for the initial Interest Period) or the Fixed Rate, as the case may be, as requested in such Notice of Borrowing, to be applicable to the relevant Loan in accordance with the respective definition thereof,

                                                                [Loan Agreement]

provided that, in the case of a determination of the Fixed Rate, if the Facility Agent is unable to agree the rate with GFC (as provided in the definition of Fixed Rate) prior to the Borrowing Date for such Loan then such Loan shall initially bear interest at the Floating Rate.

          (c) Upon determination of the Applicable Rate on or prior to the relevant Borrowing Date for a Loan, the Facility Agent shall calculate the Basic Rent and Termination Value schedules in respect of the relevant Aircraft on the basis of such Applicable Rate for such Loan, and shall submit such calculated schedules to GFC and Ex-Im Bank for approval. On the relevant Borrowing Date, each Lender shall, subject to Section 2.1 and subject further to the satisfaction of the conditions precedent set forth in Section 7(a), make available to the Facility Agent its Designated Percentage of the amount of the Loan to be made, at an account to be designated by the Facility Agent with Barclays Bank PLC, New York, New York, or to such other account in New York, New York as the Facility Agent may specify for such purpose, in Dollars and immediately available funds, for account of the relevant Borrower. The aggregate amount so received by the Facility Agent shall, subject to the terms and conditions of this Agreement and the other Operative Documents, be made available to the Initial Borrower of the relevant Loan by depositing the same, in immediately available funds, in the Designated Account. Without prejudice to the last sentence of Section 2.1, (a) the obligations of the Lenders hereunder are the several obligations of each Lender and not joint and several obligations, and (b) no Lender shall have any liability to any Borrower, any Guarantor or any Lessee for the failure of any other Lender to advance its portion of any Loan hereunder. The Facility Agent shall have no such liability. The rights of the Lenders hereunder and under the other Operative Documents are several. Any amount at any time owing by a Borrower to any party hereto under this Agreement or any other Operative Document shall be a separate and independent debt from the amount owing to any other party hereto.

      2.3 Termination of Commitments. GFC may, on behalf of the Borrower Parties (and the Borrowing Parties may not otherwise), terminate the Credit (or the entire or any part of the unutilized portion thereof) by giving notice thereof (which notice shall be irrevocable) to the Facility Agent; provided that: (i) GFC (on behalf of the Borrower Parties) shall give notice of such termination as provided in Section 4.3 and (ii) the Credit (or the relevant unutilized portion thereof) once terminated may not be reinstated. In the event of a cancellation of all or part of the Ex-Im Bank Commitment by Ex-Im Bank pursuant to Section 25 of the Participation Agreement, all or a corresponding portion, as the case may be, of the Credit (and each Lender's Commitment) shall ipso facto be cancelled for the purposes of this Agreement and each other Operative Document and each Borrower shall pay to the Facility Agent (for the account of itself and the Lenders) on demand all fees, expenses and other amounts (including, but not limited to, any Transaction Costs), then due and owing by it to or for the benefit of the Facility Agent or any Lender under this Agreement or any other Operative Document.

      2.4 Prepayments.

          (a) In the event of the Lessee under a Lease becoming obliged pursuant to any provision of such Lease to pay the Termination Value with respect to the Aircraft the subject of such Lease (whether as a result of (i) the termination of the leasing of such Aircraft under such Lease for any reason, (ii) the Borrower's having made a demand on the Lessee under such Lease pursuant to
Section 14 or 15 of such Lease following the occurrence of a Lease Event of Default

                                                                [Loan Agreement]

or a Mandatory Prepayment Event, as the case may be, or (iii) or otherwise), the relevant Borrower shall prepay the Loan for such Aircraft in full (together with accrued interest thereon and all other amounts then due and owing by such Borrower hereunder and under the other Operative Documents in respect of such Loan (including, without limitation, amounts payable under the Borrower Indemnity Agreement)) on the date on which such Lessee is obligated to pay such Termination Value with respect to such Aircraft under such Lease.

            (b) If GFC has become obliged to pay any Lender any amount pursuant to Clause 3 (Taxes) or Clause 7 (Increased Costs) of the Borrower Indemnity Agreement in relation to any Loan, then the Borrower of such Loan may, provided GFC (on behalf of such Borrower) has given to the Facility Agent and Ex-Im Bank written notice of such prepayment as provided in Section 4.3, prepay such Lender's share of such Loan, and upon giving such notice such Lender's Commitment shall be cancelled.

            (c) Any notice of prepayment given by GFC (on behalf of a Borrower) pursuant to Section 2.4(b) shall be irrevocable, shall specify the date upon which such prepayment is to be made and the amount of such prepayment and shall oblige such Borrower to make such prepayment on such date.

            (d) Any prepayment pursuant to Section 2.4(a) or (b) shall satisfy pro tanto the relevant Borrower's obligations in relation to the applicable Loan and Note (or portion thereof, in the case of any partial prepayment pursuant to Section 2.4(b)).

            (e) Any partial prepayment pursuant to Section 2.4(b) shall be applied in reduction of the remaining principal installments of the applicable Loan and Note pro rata.

            (f) Any amount prepaid under this Agreement may not be reborrowed.

            (g) Neither GFC nor any Borrower may voluntarily prepay any of such Borrower's Loans except in accordance with the express terms of this Section 2.4.

      SECTION 3. Payments of Principal and Interest; Promissory Note.

      3.1 Repayment of Loan. (a) Each Borrower shall pay to the Facility Agent for account of the Lenders the entire aggregate outstanding principal amount of each of its Loans in installments, payable on the Loan Payment Dates applicable to such Loan in the principal amount set forth in Schedule I to the Note relating to such Loan; provided, that the principal installment payable on the Final Maturity Date for any such Loan shall in all cases be in an amount equal to the entire principal amount of such Loan outstanding on such date, and such principal installment shall be paid together with all accrued and unpaid interest and all other amounts then owing hereunder and under the other Operative Documents with respect to such Loan.

            (b) Notwithstanding Section 3.1 (a), if Ex-Im Bank shall have made a claim payment under the Ex-Im Bank Guarantee with respect to a demand under any Note, subject always to Ex-Im Bank's right to accelerate the related Loan under
Section 10.2, the relevant Borrower shall pay to Ex-Im Bank the remaining entire aggregate outstanding principal amount

                                                                [Loan Agreement]

of such Loan in installments as provided in Section 3.1 (a), or in quarterly or semi-annual installments as Ex-Im Bank may elect by notice in writing to GFC and such Borrower.

      3.2 Interest; Ex-Im Bank's Overdue Amounts.

            (a) Interest.

                (i) Each Borrower shall pay to the Facility Agent for account of the Lenders (other than Ex-Im Bank) interest on the unpaid principal amount of each of its Loans for the period from and including the Borrowing Date of each such Loan but excluding the date such Loan shall be paid in full, at a rate per annum for each Interest Period relating thereto equal to the Applicable Rate for such Loan and for such Interest Period.

                (ii) Each Borrower will procure that GFC pays to the Facility Agent for account of the Lenders interest at the applicable Post-Default Rate on any principal of any of its Loans and on any interest thereon and any other amount payable by such Borrower hereunder that shall not be paid in full when due (whether at stated maturity, by acceleration or otherwise), for the period from and including the due date thereof to but excluding the date the same is paid in full in accordance with the provisions of the Borrower Indemnity Agreement.

                (iii) Accrued interest on each Loan shall be payable on each Loan Payment Date applicable thereto and upon the payment or prepayment thereof (but only on the principal amount so paid or prepaid), except that interest payable at the applicable Post-Default Rate shall be payable from time to time on demand by GFC in accordance with the provisions of the Borrower Indemnity Agreement.

                (iv) Promptly after the determination of any interest rate provided for herein or any change therein, in each case referable to a Loan, the Facility Agent shall give notice thereof to the Lenders, Ex-Im Bank, the relevant Borrower and GFC; provided that the Facility Agent's failure to so notify the Lenders, Ex-Im Bank, such Borrower and GFC shall not relieve such Borrower of its obligation to pay interest payable hereunder or the corresponding Lessee or any Guarantor of any obligation under any Operative Document nor shall it give rise to any claim against the Facility Agent by any Guarantor or such Borrower.

            (b) Ex-Im Bank Amounts.

                (i) Notwithstanding Section 3.2(a), if Ex-Im Bank shall have made a claim payment under the Ex-Im Bank Guarantee to the Lender with respect to a demand under a Floating Rate Note in respect of a Loan, then, beginning on the date of such claim payment, such Loan shall bear interest at a rate per annum equal to Special LIBOR for all purposes, including, without limitation, Section 3.2(b)(ii).

                (ii) Notwithstanding Section 3.2(a), if Ex-Im Bank shall have made a claim payment under the Ex-Im Bank Guarantee to the Facility Agent with respect to a demand under any Note, then, beginning on the date of such claim payment, if any

                                                                [Loan Agreement]

      amount of principal of or accrued interest on the Loans then owing to Ex-Im Bank is not paid in full when due, whether at stated maturity, by acceleration or otherwise, the relevant Borrower shall pay to Ex-Im Bank on demand interest on such unpaid amount for the period from and including the date such amount was due to Ex-Im Bank to but excluding the date such amount is paid in full at an interest rate per annum equal to one percent (1%) per annum above the interest rate then applicable under Section 3.2(a) (as modified, if required, by Section 3.2(b)(i)).

                  (iii) Except as otherwise provided in Section 3.2(b)(ii) with respect to the amounts of principal and accrued interest, if, at any time, any other amount owing to Ex-Im Bank under this Agreement with respect to any Loan or the corresponding Note is not paid in full when due, the relevant Borrower shall pay to Ex-Im Bank on demand interest on such unpaid amount for the period from the date such amount was due (the "PAYMENT DEFAULT DATE") until such amount shall have been paid in full at an interest rate per annum equal to one percent (1%) per annum above the U.S. Treasury Rate for six-month (180 days) Treasury Bills which is in effect on the Payment Default Date.

      3.3 Promissory Notes. Each Borrower agrees that to further evidence its obligation to repay its Loans, with interest thereon, it shall issue and deliver to the Facility Agent on the Borrowing Date for each such Loan either a Floating Rate Note or a Fixed Rate Note, as applicable; provided that at no time shall there be more than one (1) Note per Loan. Subject to Section 3.4(b), each Note as originally delivered to the Facility Agent shall (i) be dated as of the relevant Borrowing Date, (ii) be in a principal amount equal to the amount of the relevant Loan to be disbursed on such Borrowing Date, (iii) be substantially in the form of Exhibit B-l or B-2 hereto, as the case may be, (iv) be repayable as to principal in accordance with the provisions of this Agreement, (v) if such
Note is a Floating Rate Note, have a payment schedule providing for monthly installments of principal on the relevant Loan Payment Dates calculated on a "mortgage style" basis by application of an assumed interest rate equal to the Relevant Rate for the relevant Loan resulting in increasing payments of principal during the relevant repayment period, (vi) if such Note is a Fixed Rate Note, have a payment schedule providing for quarterly installments of principal on the relevant Loan Payment Dates calculated on a "mortgage style" basis by application of an assumed interest rate equal to the applicable Fixed Rate resulting in increasing payments of principal during the relevant repayment period, (vii) bear interest in accordance with the appropriate provisions of this Agreement, (viii) be otherwise in conformity with the terms of this Agreement, and (ix) designate the applicable Aircraft to which it relates. Each Note shall be the legal, valid and enforceable obligation of the relevant Borrower and shall be enforceable against such Borrower in accordance with its terms. If a Note is mutilated, lost, stolen or destroyed, the relevant Borrower shall issue a new Note of the same date, type, maturity and denomination as the Note so mutilated, lost, stolen or destroyed; provided that, in the case of a mutilated Note, such mutilated Note shall be simultaneously delivered to the relevant Borrower through Ex-Im Bank (for cancellation of the Ex-Im Bank Guarantee endorsement affixed thereon) and in the case of a lost, stolen or destroyed Note, there shall first be furnished to the relevant Borrower, the corresponding Lessee, GFC and Ex-Im Bank an instrument of indemnity from the Facility Agent which holds such Borrower, such Lessee, GFC and Ex-Im Bank harmless from any actual loss on the purportedly destroyed, lost or stolen Note and evidence of such loss, theft or destruction reasonably satisfactory to each of them, together with an officer's certificate of such Borrower certifying and warranting as to the due authorization, execution and

                                                                [Loan Agreement]

delivery of such new Note, and (if requested by Ex-Im Bank in its reasonable discretion and at the sole cost of the Facility Agent) an opinion of such Borrower's counsel as to due authorization, execution and delivery of such new Note, and the legality, validity, binding nature and enforceability thereof.

      3.4 Conversion.

            (a) In respect of each Loan that initially bears interest at a Floating Rate, subject to no Event of Loss in relation to the relevant Aircraft or Default having occurred and being continuing, GFC (acting on behalf of the relevant Borrower) may at any time upon not less than ten (10) Business Days' prior written irrevocable notice (said notice being herein referred to as the "CONVERSION Notice") to the Facility Agent and Ex-Im Bank, request that on the Loan Payment Date referable to such Loan specified in such notice applicable to the relevant Loan (a "CONVERSION DATE"), the rate of interest applicable to such Loan shall be calculated by reference to a Fixed Rate. Each Borrower shall be entitled to exercise one Conversion in respect of each Loan borrowed by it and each such Conversion shall take place on the applicable Conversion Date.

            (b) Following receipt of a Conversion Notice from GFC (sent on behalf of the relevant Borrower) pursuant to Section 3.4(a), the Facility Agent shall on or prior to the Conversion Date determine the Fixed Rate in accordance with Section 3.4(c) to be applicable to the relevant Loan as of the Conversion Date and shall notify Ex-Im Bank, the Lender, such Borrower, and GFC of such Fixed Rate.

            (c) The Fixed Rate for a Loan the subject of a Conversion Notice shall be the rate agreed by the Facility Agent and GFC in accordance with the definition thereof. Upon determination of the Fixed Rate for any Loan, the Facility Agent shall advise Ex-Im Bank of the relevant Fixed Rate and shall recalculate the repayment schedule of such Loan on the basis of the applicable Fixed Rate for such Loan, and the Facility Agent shall submit such recalculated schedule to GFC and Ex-Im Bank for approval.

            (d) Subject to the satisfaction of the conditions precedent set forth in Section 7(b), not later than 10:00 a.m. (New York time) on the relevant Conversion Date, the Facility Agent shall deliver to Ex-Im Bank the relevant outstanding Floating Rate Note, and the relevant Borrower shall immediately (and in any event not later than 10:00 a.m. (New York time)) deliver or procure the delivery to the Facility Agent of, as a replacement for such Floating Rate Note, an executed Fixed Rate Note. Each such Fixed Rate Note shall (i) be dated the relevant Conversion Date, (ii) be in a principal amount equal to the amount of the relevant Loan outstanding on such Conversion Date, (iii) have a payment schedule providing for quarterly payments of principal on the remaining relevant Loan Payment Dates calculated on a "mortgage style" by application of an assumed interest rate equal to the applicable Fixed Rate resulting in increasing payments of principal during the remaining part of the relevant repayment period, (iv) be in substantially the form of Exhibit B-2 hereto, (v) be otherwise in conformity with this Agreement and (vi) designate the applicable Aircraft to which it relates. Provided that all the requirements of this Section
3.4 and of Section 3.05 of the Ex-Im Bank Guarantee have been satisfied, then on and after such Conversion Date the relevant Loan shall, for all purposes hereof,

                                                                [Loan Agreement]

bear interest at the applicable Fixed Rate and be calculated in the manner provided in Section 4.2.

            (e) Upon satisfaction of all relevant conditions precedent to a Conversion as specified in Section 7(b) and in Section 3.05 of the Ex-Im Bank Guarantee, receipt from the Facility Agent of the original Guarantee Legend on the relevant Floating Rate Note and cancellation by the Facility Agent of such Floating Rate Note, Ex-Im Bank shall endorse its Guarantee Legend upon the Fixed Rate Note issued by the relevant Borrower pursuant to this Section 3.4 in respect of such Conversion and deliver such Fixed Rate Note to the Facility Agent.

      SECTION 4. Payments; Pro Rata Treatment; Computations; Etc.

      4.1   Payments,

            (a) Except to the extent otherwise provided herein and in the other Operative Documents, all payments of principal, interest and other amounts to be made by any Borrower under this Agreement shall be made in Dollars, in immediately available funds, without deduction, set off or counterclaim, to the account of the Facility Agent at Barclays Bank PLC, 222 Broadway, New York, New York, U.S.A.; ABA No. 026 002 574; Account No. 050 01910 4 for the account of Barclays Bank PLC; Reference: GATX - Ex-Im Bank Facility, not later than 12:00 noon New York time on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). With respect to any amounts due to Ex-Im Bank, all payments shall be made at the Federal Reserve Bank of New York for credit to Ex-Im Bank's account: U.S. Treasury Department 021030004 TREAS NYC/CTR/BNF=/AC-4984 OBI-Export-Import Bank Due (date) on EIB Guarantee No. AP077971XX - United States - GATX.

            (b) The Facility Agent may (but shall not be obligated to) debit any account of any Borrower with the Facility Agent for the amount of any payment not made by such Borrower when due hereunder.

            (c) All payments by any Borrower hereunder shall (save as otherwise provided in Section 21 of the Participation Agreement) be made to the Facility Agent and shall be allocated towards principal, interest and/or other sums owing hereunder by such Borrower in the following order:

                  (i) First, in or towards payment of all interest due pursuant to Section 3.2(a)(ii) payable in respect of the Loans owing by such Borrower which is accrued, due and unpaid, but only to the extent such amounts are included in the Guaranteed Amount;

                  (ii) Second, in or towards payment of all Ex-Im Bank Commitment Fees, Ex-Im Bank Exposure Fees and all other amounts due to Ex-Im Bank and owing by such Borrower under this Agreement (including, without limitation all interest due pursuant to Section 3.2(b)(i)) and the other Operative Documents which are accrued, due and unpaid, which have been notified to the Facility Agent and which are not otherwise provided for under clauses "First" or "Third" of this Section 4.1(c);

                                                                [Loan Agreement]

                  (iii) Third, in or towards payment of all interest due pursuant to Section 3.2(a)(i) payable in respect of the Loans owing by such Borrower which is accrued, due and unpaid;

                  (iv) Fourth, in or towards payment of all amounts of principal payable hereunder in respect of the Loans owing by such Borrower which is due and unpaid; and

                  (v) Fifth, on a pro rata basis, in or towards payment of all other amounts payable hereunder and owing by such Borrower which are due and unpaid and not otherwise provided for under this Section 4.1(c).

            (d) Each payment received by the Facility Agent hereunder or under any other Operative Document for account of a Lender shall be paid promptly to such Lender, in immediately available funds, to such account as such Lender shall specify in writing to the Facility Agent, and payments received before 10:00 a.m. (New York time) at any place of payment for Ex-Im Bank shall be remitted to Ex-Im Bank on that same day and any payments received after 10:00 a.m. (New York time) shall be remitted on the next succeeding Business Day.

            (e) If the due date for any payment under this Agreement would otherwise fall on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day and the amount of interest payable with respect thereto shall be adjusted accordingly.

      4.2 Computations. Interest on each Loan (excluding Post-Default Rate interest) shall be computed on the basis of (x) a year of 360 days and the actual number of days elapsed if such Loan bears interest at a Floating Rate, and (y) a year of 360 days consisting of twelve 30-day months if such Loan bears interest at a Fixed Rate, in each case occurring in the period for which such interest is payable. Interest payable at the Post-Default Rate shall be computed on the basis of a year of 360 days and the actual number of days elapsed.

      4.3 Certain Notices. Notices by any Borrower (which shall be given only by GFC on behalf of such Borrower) to the Facility Agent and Ex-Im Bank of the borrowing, conversion and prepayment of each Loan and termination of the Credit (or any part thereof) shall be irrevocable and shall be effective only if in writing and received by the Security Trustee, the Facility Agent and Ex-Im Bank not later than twelve (12) noon (New York time) on the number of days or Business Days, as the case may be, prior to the date of the relevant termination, borrowing, conversion or prepayment specified below or such lesser number of days or Business Days as may in any case be agreed by the Facility Agent (with the approval of Ex-Im Bank):

                                               Number of Days or
            Notice                             Business Days Prior
-----------------------------------            -------------------
Termination or reduction of Credit               5 Business Days
Borrowing of a Floating Rate Loan                3 Business Days
Borrowing of a Fixed Rate Loan                   5 Business Days
Conversion of Floating Rate Loan to              10 Business Days

                                                                [Loan Agreement]

        Fixed Rate Loan
        Prepayment of Loan                  20 Business Days

Each Notice of Borrowing hereunder shall (i) specify the date of borrowing (which shall be a Business Day), the aggregate principal amount of the relevant Loan to be borrowed on such date and whether such Loan is to bear interest at a Fixed Rate or a Floating Rate, (ii) be in substantially the form of Exhibit A hereto and (iii) be signed by GFC on behalf of the relevant Borrower or Borrowers. Each Conversion Notice hereunder shall (i) specify the Conversion Date and the aggregate principal amount of the relevant Loan to be converted on such date and (ii) be signed by GFC on behalf of the relevant Borrower or Borrowers. Any notice of prepayment shall (i) specify the date of prepayment (which shall be a Business Day) and the related Aircraft, and the aggregate principal amount of the relevant Loan to be prepaid on such date and (ii) be signed by GFC on behalf of the relevant Borrower. Any notice of termination or reduction of the Credit shall (i) specify the amount of the Credit to be terminated and (ii) be signed by GFC on behalf of the Borrower Parties. The Facility Agent shall promptly notify the Lenders of the contents of each such notice.

      4.4 Non-Receipt of Funds by the Facility Agent. Where a sum is to be paid hereunder to the Facility Agent for account of another Person, the Facility Agent shall not be obliged to make the same available to that other Person until it has been able to establish to its satisfaction that it has actually received such sum. But if it does so and it proves to be the case that it had not actually received such sum, then the Person to whom such sum was so made available shall on request refund the same to the Facility Agent together with an amount sufficient to indemnify the Facility Agent against any Claims it may have suffered or incurred by reason of its having paid out such sum prior to its having received such sum. This Section 4.4 shall not apply to Ex-Im Bank.

      4.5 Sharing of Payments, Etc.

            (a) Each Borrower agrees that, in addition to (and without limitation of) any right of set off, bankers' lien or counterclaim a Lender may otherwise have, each Lender shall be entitled, at its option, to offset balances held by it for account of such Borrower at any of its offices, in Dollars or in any other currency, against any principal of or interest on any of such Lender's Loans owed by such Borrower, or any other amount payable by such Borrower to such Lender hereunder, that is not paid when due (regardless of whether such balances are then due to such Borrower), in which case it shall promptly notify such Borrower and the Facility Agent thereof; provided that such Lender's failure to give such notice shall not affect the validity thereof.

            (b) If any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of its portion of any Loan in excess of its ratable share of payments on account of such Loan obtained by all the Lenders, such Lender shall forthwith purchase from the other Lenders such participations in such Loan made by them as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them, provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and such Lender shall repay to the purchasing Lender the purchase price to the extent

                                                                [Loan Agreement]

of such recovery together with an amount equal to such Lender's ratable share (according to the proportion of (i) the amount of such Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. Each affected Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 4.5(b) may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of offset) with respect to such participation as fully as if such Lender were the direct creditor of such Borrower in the amount of such participation. This provision shall apply as between the Lenders (other than Ex-Im Bank) only and shall not apply to Ex-Im Bank.

            (c) This Section 4.5 shall not apply to any set-off, banker's lien, counterclaim or similar right of Ex-Im Bank and, notwithstanding the foregoing provisions of this Section 4.5 after any demand has been made on the Ex-Im Bank Guarantee in respect of any Loan, all payments received by such Lender or the Facility Agent pursuant to the terms of the Operative Documents shall be applied in accordance with the terms of Section 21 of the Participation Agreement.

      4.6 Loan Register.

            (a) This Agreement is a registered agreement, and any Note issued hereunder shall be a registered instrument. A manually signed copy of this Agreement and any Note shall be evidence of each Lender's and the Facility Agent's rights and is not a bearer instrument. The Facility Agent will establish and maintain at its office a record of ownership in which the Facility Agent hereby covenants and agrees to register by book entry each Lender's interest in each Loan, this Agreement and each Note, and in the rights to receive any payments hereunder or thereunder and any transfer of any such interest or rights.

            (b) No transfer by a Lender (whether or not with the consent of the Borrowers) of any interest in the Loans, this Agreement or the Notes or in the rights to receive any payments hereunder or thereunder shall be effective unless a book entry of such transfer is made upon the record referred to above and such transfer is effected in compliance with the terms of this Agreement. No such transfer shall be effective until, and such transferee shall succeed to the rights of the transferor Lender only upon, final acceptance and entry into the record of ownership of the transfer pursuant hereto.

            (c) Prior to the entry into the record of ownership of any transfer by the transferring Lender as provided in Section 4.6(b), the Borrowers, the Facility Agent and each other Person shall be entitled to deem and treat each Person reflected in the record of ownership as owner of a portion of the Loans, this Agreement or the Notes, or the rights to receive any payments hereunder or thereunder as the owner thereof for all purposes. Each Borrower agrees that the record of ownership referred to in this Section 4.6 shall be conclusive and binding on such Borrower absent manifest error. The Borrowers irrevocably instruct the Facility Agent to enter into such record of ownership any such transfer if all of the requirements set forth in this Agreement for an effective transfer by a Lender of any interest in Loans shall then have been satisfied. Any such entry by the Facility Agent shall be effective for the purposes of determining the effectiveness of any transfer notwithstanding any revocation of the agency granted and appointed herein.

                                                                [Loan Agreement]

      4.7 Fees. The following fees shall be payable

            (a) the Initial Borrower Party shall pay to Ex-Im Bank a guarantee commitment fee (the "EX-IM BANK COMMITMENT Fee") in Dollars equal to 0.125% per annum accruing on the uncancelled and undisbursed balance from time to time of the Ex-Im Bank Commitment, computed on the basis of a 360 day year and the actual number of days elapsed (including the first day but excluding the last day), accruing from June 23, 2002 until the earliest of (i) the date the Ex-Im Bank Commitment is fully disbursed, (ii) the date the undisbursed portion of the Ex-Im Bank Commitment is cancelled by GFC (on behalf of the Borrower Parties) by notice in writing to Ex-Im Bank and (iii) the relevant Final Disbursement Date and payable in arrears on each Borrowing Date, each Loan Payment Date and each Final Disbursement Date;

            (b) the Initial Borrower of any Loan shall pay to Ex-Im Bank an exposure fee (the "EX-IM BANK EXPOSURE Fee") in Dollars in an amount equal to 3.0% of the principal amount of such Loan (less the portion thereof relating to the Ex-Im Bank Exposure Fee) on the Borrowing Date in respect of such Loan.

      4.8 Reimbursement Obligations.

            (a) In consideration of Ex-Im Bank's entering into the Ex-Im Bank Guarantee, each Borrower hereby irrevocably and unconditionally undertakes and agrees with Ex-Im Bank, without duplication of any amounts paid by such Borrower under the Participation Agreement, (i) to reimburse Ex-Im Bank immediately upon demand for all amounts paid by Ex-Im Bank under and in respect of the Ex-Im Bank Guarantee in relation to any of its Loans (it being agreed that if Ex-Im Bank shall issue a Payment Certificate, the reimbursement obligation set forth in this clause (i) shall include the aggregate face amount of all such Payment Certificates so issued) or in the exercise of any right in respect thereof provided by Applicable Law, (ii) to pay to Ex-Im Bank, for Ex-Im Bank's own account, the Ex-Im Bank Make-Whole Amount, if any, in relation to each of its Loans calculated by Ex-Im Bank as of the Calculation Date (as such term is defined in the definition of Ex-Im Bank Make-Whole Amount), and (iii) (without duplication of the foregoing) to indemnify Ex-Im Bank on a full indemnity basis against all actions, proceedings, claims, demands, costs, charges, damages, losses, costs and expenses (including, without limitation, consequential damages) made, suffered or incurred by Ex-Im Bank and to pay to Ex-Im Bank immediately upon demand for all payments, costs, damages, losses or expenses of any description whatsoever which may be incurred by Ex-Im Bank in connection with any investigative, administrative or judicial proceeding in relation to or arising out of the Ex-Im Bank Guarantee in connection with each of its Loans.

            (b) All payments to be made by any Borrower to Ex-Im Bank under this Agreement or any other Operative Document shall (except as otherwise provided in Section 9 of the Participation Agreement) be in Dollars. All payments to Ex-Im Bank in Dollars shall be made at the Federal Reserve Bank in New York for credit to Ex-Im Bank's account with the Treasurer of the United States, Washington, D.C., U.S.A., in accordance with the payment instructions set forth in Section 4.l(a). Whenever any payment to Ex-Im Bank under this Agreement or any other Operative Document shall be stated to be due and payable on a day other than a Business Day, such payment shall be made on the next succeeding Business Day with interest at the rate provided for in Section 3.2.

                                                                [Loan Agreement]

      4.9 Transfer. Each Borrower acknowledges that upon payment of any amounts by Ex-Im Bank under the Ex-Im Bank Guarantee in relation to any of its Loans, Ex-Im Bank shall be subrogated (by way of an assignment, by operation of law or otherwise) to all of the rights of the Lenders in relation to the relevant Loan or Loans under the Operative Documents (excluding, for the avoidance of doubt, the Borrower Indemnity Agreement) to the extent set forth in the Ex-Im Bank Guarantee and in this Agreement. Each Borrower hereby consents and agrees that Ex-Im Bank is a permitted assignee and transferee of any Lender for all purposes of this Agreement and any other Operative Document.

      4.10 Waiver. Each Borrower acknowledges and agrees that if any covenant, stipulation or other provision of this Agreement which imposes on such Borrower the obligation to make any payment, whether by way of indemnity or otherwise, is at any time void under any provision of Applicable Law (including, without limitation, the Applicable Law of any Relevant Jurisdiction) such Borrower will not make any claim, counterclaim or institute any proceedings against Ex-Im Bank, the Facility Agent, any Lender or any of their respective assignees or subrogees for any amount paid by such Borrower at any time, and (to the extent permitted by Applicable Law) such Borrower waives unconditionally and absolutely any rights and defenses, legal or equitable, which arise under or in connection with any such provision relating thereto against or in connection with any claim or proceeding brought by such Borrower for recovery of any amount due under any Operative Document.

      4.11 Payments Absolute. The reimbursement and indemnity obligations of each Borrower hereunder shall be absolute, unconditional and irrevocable, and shall to the full extent provided by Applicable Laws be paid strictly in accordance with the terms of this Agreement, under all circumstances whatsoever, including, without limitation, the following circumstances: (a) any lack of legality, validity, regularity or enforceability of this Agreement or any other Operative Documents; (b) any amendment or waiver of or any consent given under any of the Operative Documents; (c) the existence of any claim, set-off, defense or other rights which any Person may have at any time against Ex-Im Bank, the Facility Agent, the Security Trustee, the Lenders or any other Person or entity, whether in connection with this Agreement, the other Operative Documents or any unrelated transaction; provided that the foregoing shall not prohibit the assertion of any such claim or defense by separate suit or counterclaim; and (d) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, which could be interpreted as a legal or equitable defense to payment hereunder or under any other Operative Document.

      4.12 Payments under Ex-Im Bank Guarantee. If Ex-Im Bank shall have received a demand for payment under the Ex-Im Bank Guarantee, and Ex-Im Bank shall not have been reimbursed in full on the same Business Day of the date of demand, Ex-Im Bank may (without prejudice to any rights it may have to take any such action prior to the date of such demand) thereafter exercise any of the rights and remedies granted to it for exercise after an Event of Default under any Lease, any Security Document the GATX Guarantee or this Agreement.

      SECTION 5. Taxes; Indemnities.

      5.1 Taxes. Each Borrower Party covenants and agrees that, whether or not a Loan is made hereunder: (a) all payments by it to Ex-Im Bank under or in respect of this Agreement,

                                                                [Loan Agreement]

including amounts payable under clause (b) and (c) of this sentence, shall be made free and clear of and without reduction by reason of any Taxes, all of which will be paid by it to the appropriate taxing authority at the time and in the manner prescribed by Applicable Laws; (b) it will indemnify Ex-Im Bank against, and reimburse Ex-Im Bank on demand for, any Taxes and any interest, additions, fines or penalties thereon related to Ex-Im Bank's function as guarantor of the Loans made to it; (c) in the event that it is required by Applicable Laws to deduct or withhold any Taxes from any amounts payable by it to Ex-Im Bank on, under or in respect of this Agreement or any Loan contemplated by this Agreement or any Note contemplated by this Agreement, it shall pay, on demand of Ex-Im Bank, to Ex-Im Bank, such additional amount or amounts as may be required in order that the amount received after deduction or withholding shall equal the full amount stated to be payable under this Agreement as if such deduction or withholding had not been required; (d) it shall promptly furnish to Ex-Im Bank satisfactory official Tax receipts in respect of any payment of Taxes paid by it pursuant to this Section 5.1; (e) its covenants and agreements under this Section 5 shall survive the repayment of its Loans (if any). Without prejudice to the obligations of each Borrower Party under the foregoing sentence, in the event and to the extent that such Borrower Party is required by Applicable Laws to deduct or withhold any Tax from any payment due hereunder to Ex-Im Bank in respect of this Agreement or any Loan or any Note, then such Borrower Party agrees to withhold from each such payment due hereunder such withholding Taxes at the appropriate rate, and will, on a timely basis and in the manner required by Applicable Law, deposit such amounts with an authorized depository or other relevant Government Body and make such reports, filings and other reports in connection therewith. Each Borrower Party shall promptly furnish to Ex-Im Bank (but in no event later than the date thirty (30) days after the due date thereof) the completed relevant form or forms and/or official Tax receipts indicating the payment in full of any Tax withheld from any payments made by it for account of Ex-Im Bank, together with all such other information and documents reasonably requested by Ex-Im Bank's counsel. If any Borrower Party fails to pay any such withholding Taxes when due or fails to remit to Ex-Im Bank the required receipts or other required documentary evidence, such Borrower Party, as the case may be, shall indemnify and reimburse on demand Ex-Im Bank on an After-Tax Basis for any Taxes, interest, additions, fines or penalties that may become payable as a result of any such failure.

      5.2 Grossing-up of Indemnity Provisions. Wherever in this Agreement any Borrower has an obligation to indemnify or reimburse Ex-Im Bank in respect of any loss or payment (including, without limitation, obligations of the relevant Borrower to make a payment to or reimburse Ex-Im Bank in respect of Taxes, expenses or indemnities), the amount payable shall include the amount necessary to hold Ex-Im Bank harmless on an After-Tax Basis (computed by taking into account the credit or deduction with respect to such loss or payment available to Ex-Im Bank in its reasonable determination without Ex-Im Bank being under any obligation to utilize any credit or deduction for any particular purpose), so as to leave Ex-Im Bank in the same After-Tax position as it would have been in had the indemnity or reimbursement payment made to Ex-Im Bank not given rise to any liability for any Tax.

      SECTION 6. Substitutions. If a Substitution occurs under Section 6B of the Participation Agreement with respect to a Borrower then, with effect from the relevant Substitution Date, all references to such Borrower hereunder and in the related Notes shall be taken to be references to the relevant Replacement Person, as if the Replacement Person had originally been a party hereunder as a Borrower in respect of the relevant Loan or Loans.

                                                                [Loan Agreement]

      SECTION 7. Conditions Precedent

            (a) The obligation of the Lenders to make the Loans hereunder and of Ex-Im Bank to guarantee any Loan is subject to the satisfaction on each Borrowing Date of the conditions precedent set forth in Sections 4A, 4B and 4C of the Participation Agreement.

            (b) The obligations of the Lenders to convert a Loan from a Floating Rate to a Fixed Rate pursuant to Section 3.4 and of Ex-Im Bank to guarantee, subject to the terms of the Ex-Im Bank Guarantee, the related Fixed Rate Note is subject to the satisfaction on or prior to the relevant Conversion Date of the following conditions precedent:

                  (i) the Facility Agent and Ex-Im Bank shall have received a duly executed Conversion Notice;

                  (ii) the Facility Agent, the Security Trustee and Ex-Im Bank shall have received a duly executed Lease Supplement setting forth the revised Basic Rent and Termination Values in respect of the relevant Aircraft;

                  (iii) the Facility Agent shall have received a duly executed Fixed Rate Note, together with evidence that such Fixed Rate Note has been duly executed and delivered by the relevant Borrower (including, for this purpose, receipt of opinions of counsel to such Borrower), and the Facility Agent shall be satisfied that Ex-Im Bank will endorse its Guarantee Legend on such Fixed Rate Note;

                  (iv) all amounts (including, without limitation, all amounts of principal of and accrued interest on any Floating Rate Note to be converted) then due and payable by the relevant Borrower shall have been paid in full, or the Facility Agent shall be satisfied that such amounts shall be paid in full on such Conversion Date;

                  (v) Ex-Im Bank shall have received a duly executed Request for Guarantee Legend for each Fixed Rate Note from the Facility Agent;

                  (vi) the representations and warranties of the relevant Borrower, the relevant Lessee and GFC set forth in the Borrowing Date Supplement for the relevant Loan, and of Lessor Parent Trust Company set forth in Sections 9(e)(ii), (e)(iv), (e)(v) and (e)(ix) of the Participation Agreement, shall be true and correct as of such Conversion Date;

                  (vii) the Facility Agent, Ex-Im Bank and the Security Trustee shall have received certificates of insurance with respect to the relevant Aircraft evidencing the amount of hull coverage required under Section 10 of the Lease; and

                  (viii) the provisions of Section 3.05 of the Ex-Im Bank Guarantee and Section 3.4(a) hereof shall have been satisfied.

                                                                [Loan Agreement]

      SECTION 8. Representations and Warranties.

            (a) The representations and warranties of the parties hereto set forth in Section 9 of the Participation Agreement are hereby incorporated herein by reference thereto as fully and to the same extent as if set forth herein.

            (b) The Initial Borrower Party hereby represents and warrants to the Facility Agent, the Lenders, the Security Trustee and Ex-Im Bank that its representations and warranties set forth in Section 9 of the Participation Agreement are true and correct as of the date hereof (with the Initial Borrower Party mutatis mutandis for the Initial Lessor Party).

            (c) The parties hereto agree that all the representations and warranties made by the Initial Borrower Party in this Agreement (by incorporation, by reference or otherwise) shall survive the execution and delivery of this Agreement and shall be continuing representations and warranties in that they are made on and as of the date of this Agreement.

      SECTION 9. Covenants. The covenants of the parties hereto set forth in
Section 9 of the Participation Agreement are hereby incorporated herein by reference thereto as fully and to the same extent as if set forth herein (mutatis mutandis with references to "Lessor" being construed as references to "Borrower").

      SECTION 10. Events of Default.

      10.1 Events of Default. The following events shall constitute "Events of Default" hereunder (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body in any Relevant Jurisdiction or any other jurisdiction, or the administration or interpretation thereof) and each such Event of Default shall be deemed to exist and continue so long as, but only so long as, it shall not have been remedied:

            (a) any Borrower shall fail to pay when due any principal of or interest owing by it on any Loan within five (5) Business Days of the date such principal or interest is due (including for this purpose any additional amounts required to be paid under Section 5);

            (b) any Borrower shall fail to pay when due any other amount payable (whether at stated maturity, by acceleration or otherwise) by it to the Facility Agent, the Security Trustee, Ex-Im Bank or any Lender hereunder or under any other Operative Document to which it is a party, and such failure shall continue unremedied for five (5) Business Days after demand has been made on such Borrower and GFC;

            (c) any representation, warranty or certification made or deemed made by any Borrower herein or in any other Operative Document to which it is a party or any certificate furnished to any Lender, the Facility Agent, Ex-Im Bank or the Security Trustee pursuant to the provisions hereof or thereof, shall prove to have been false or misleading as of the time made or furnished in any material respect;

                                                                [Loan Agreement]

            (d) any Borrower shall fail to perform in any material respect (except that such requirement of materiality shall not apply to a failure to perform its obligations, covenants or agreements under Section 9(b)(i), (ii),
(iii), (iv), (v), (vi) or (vii) or Section 9(c)(viii) of the Participation Agreement) any of its obligations, covenants or agreements under this Agreement or any other Operative Document to which it is a party (and not constituting an Event of Default under any other clause of this Section 10), and, if capable of being remedied, shall continue unremedied for a period of thirty (30) days after notice thereof has been given to such Borrower by the Security Trustee, the Facility Agent, Ex-Im Bank or any Lender;

            (e) any of the Security Documents ceases or shall cease to constitute a duly perfected and enforceable security interest over the property referred to therein free and clear of all Liens other than Liens contemplated by or permitted under the Operative Documents and such situation is not remedied to the reasonable satisfaction of the Security Trustee within a period of thirty
(30) days after notice requiring such situation to be remedied has been given by the Security Trustee to the Borrowers and GFC;

            (f) any Borrower shall admit in writing its inability to, or be generally unable (having regard to Section 30 of the Participation Agreement) to, pay its debts as such debts become due;

            (g) any Borrower shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the bankruptcy law of the relevant jurisdiction, (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or readjustment of debts, (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the bankruptcy law of the relevant jurisdiction, or (vi) take any corporate action for the purpose of effecting any of the foregoing;

            (h) a proceeding or case shall be commenced, without the application or consent of any Borrower, in any court of competent jurisdiction, seeking (i) its liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of such Borrower or of all or any substantial part of its assets, or (iii) similar relief in respect of such Borrower under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of sixty (60) or more days; or an order for relief against such Borrower shall be entered in an involuntary case under the bankruptcy law of the relevant jurisdiction;

            (i) any Event of Default under any Lease shall occur and be continuing;

            (j) any Government Body (i) shall have condemned, seized or appropriated all or substantially all of the property of any Borrower or (ii) shall have taken any other action which, in the opinion of Ex-Im Bank, adversely affects any Borrower's ability to pay the Indebtedness hereunder;

                                                                [Loan Agreement]

            (k) Except in connection with the foreclosure of the Lien of the relevant Lessor Share Pledge Agreement, the Initial Lessor Parent shall cease to hold good legal title to all of the issued and outstanding share capital of the Initial Borrower Party or any other Lessor Parent Trust Company shall cease to hold good legal title to all of the issued and outstanding share capital or capital stock, as the case may be, of any other Borrower Party;

            (1) any Borrower shall do or cause to be done any act or thing evidencing or establishing its intention to repudiate this Agreement or any other Operative Document.

      10.2 Remedies. Upon the occurrence of any Event of Default and so long as such Event of Default is continuing, the Instructing Group may, by notice to the Borrowers and GFC (unless such notice to is prohibited by Applicable Law), cancel the Commitments and/or declare the aggregate principal amount then outstanding of, and the accrued interest on, the Loans and all other amounts payable by the Borrowers hereunder to be forthwith due and payable, whereupon such amounts shall be immediately due and payable without presentment, demand (except as aforesaid), protest or other formalities of any kind, all of which are hereby expressly waived by the Borrowers. If (x) Ex-Im Bank shall have accelerated any Loan hereunder and (y) a claim shall be made on Ex-Im Bank under the Ex-Im Bank Guarantee in relation to such Loan and Ex-Im Bank shall have issued a Payment Certificate, then, upon demand by Ex-Im Bank, the relevant Borrower shall pay to Ex-Im Bank the Ex-Im Bank Make-Whole Amount, if any.

      SECTION 11. The Facility Agent.

      11.1 Appointment, Powers and Immunities. Each Lender (other than Ex-Im
Bank) hereby appoints the Facility Agent to act as its facility agent in connection herewith and with the other Operative Documents and authorizes the Facility Agent to exercise such rights, powers and discretions as are specifically delegated to the Facility Agent by the terms hereof and thereof together with all such rights, powers and discretions as are reasonably incidental thereto.

      11.2 Reliance by Facility Agent. The Facility Agent may:

            (a) assume that:

                  (i) any representation made by any person (other than the Facility Agent) in connection herewith or with any other Operative Document is true;

                  (ii) no Borrower or Lessee is in breach of or in default under its obligations under any other Operative Document to which it is a party; and

                  (iii) any right, power, authority or discretion vested herein upon Majority Lenders, the Lenders or any other person or group of persons has not been exercised, unless it has, in its capacity as Facility Agent, actual knowledge or actual notice to the contrary;

            (b) assume that the Lending Office of each Lender is that identified below its signature hereto until it has received from such Lender a notice designating some other office of such Lender to replace its Lending Office, or in the case of Ex-Im Bank after a transfer pursuant

                                                                [Loan Agreement]

to the Ex-Im Bank Guarantee, a notice as set forth in the Ex-Im Bank Guarantee, and act upon any such notice until the same is superseded by a further such notice;

            (c) engage and pay for the advice or services of any lawyers, accountants, surveyors or other experts whose advice or services may to it (in its reasonable judgment) seem necessary, expedient or desirable and rely upon any advice so obtained;

            (d) rely as to any matters of fact which might reasonably be expected to be within the knowledge of any party to the Operative Documents upon a certificate signed by or on behalf of such party;

            (e) rely upon any communication or document believed by it to be genuine;

            (f) subject to the provisions of the Security Documents and the Ex-Im Bank Guarantee, refrain from exercising any right, power or discretion vested in it as Facility Agent hereunder unless and until instructed by the Majority Lenders (or other percentage of Lenders as may be specified herein) as to whether or not such right power or discretion is to be exercised and, if it is to be exercised, as to the manner in which it should be exercised;

            (g) subject to the provisions of the Security Documents, refrain from acting in accordance with any instructions of the Majority Lenders to begin any legal action or proceeding arising out of or in connection with this Agreement or any other Operative Document until it shall have received such security as it may require (whether by way of payment in advance or otherwise) for all costs, claims, expenses (including legal fees) and liabilities which it will or may expend or incur in complying with such instructions; and

            (h) subject to the provisions of the Ex-Im Bank Guarantee and the Security Documents, take such action as is, in the reasonable opinion of the Facility Agent, necessary or advisable to preserve all or any of the rights of the Lenders under this Agreement or any other Operative Document whether or not it is practicable to consult with or inform the Lenders prior to the taking of such action.

      11.3 Notices; Defaults. The Facility Agent shall:

            (a) promptly inform and provide a copy to each Lender and Ex-Im Bank of the contents of any notice or document received by it in its capacity as Facility Agent from any party (other than a Lender) hereunder or under any other Operative Document to the extent that such notice or document shall not have been furnished, or not required to be furnished by another party, to such Lender and Ex-Im Bank, provided that in the case of a notice from any Lender to the Facility Agent of any Event of Default under this Agreement or any Event of Default under the Lease, or any event which, with the giving of notice, the passage of time, or both, would become an Event of Default hereunder or under the Lease, the Facility Agent shall promptly and in any event within thirty (30) days of receipt thereof inform each Lender and Ex-Im Bank of the contents of such notice;

            (b) promptly, and in any event within thirty (30) days of actual knowledge or actual notice thereof in its capacity as Facility Agent, notify each Lender and Ex-Im Bank of the occurrence of any default by any party (other than a Lender) in the due performance of or

                                                                [Loan Agreement]

compliance with its obligations under this Agreement or any other Operative Document of which the Facility Agent in its capacity as Facility Agent has actual knowledge or actual notice;

            (c) save as otherwise provided herein and subject to the provisions of the Security Documents, act as facility agent hereunder and under the other Operative Documents in accordance with any instructions given to it by the Majority Lenders, which instructions shall be binding on all of the Lenders; and

            (d) if so instructed by the Majority Lenders and subject to the provisions of the Security Documents, refrain from exercising any right, power or discretion vested in it as Facility Agent hereunder or under any other Operative Document.

      11.4 No Obligation to Make Inquiries, Etc. Notwithstanding anything to the contrary expressed or implied herein, the Facility Agent shall not:

            (a)   be bound to inquire as to:

                  (i) whether or not any representation made by any party in connection herewith or with any other Operative Document is true;

                  (ii) the performance by any party of its obligations hereunder or under any other Operative Document; or

                  (iii) any breach of or default by any party of or under its obligations hereunder or under any other Operative Document;

            (b) be bound to account to any Lender for any sum or the profit element of any sum received by it for its own account;

            (c) be bound to disclose to any other Person any information relating to any party to the Operative Documents if such disclosure would or might in its reasonable opinion constitute a breach of any law or regulation or be otherwise actionable at the suit of any Person; or

            (d) be under any obligations other than those for which express provision is made herein.

      11.5 Dealings with Parties. The Facility Agent may accept deposits from, lend money to and generally engage in any kind of banking or other business with any party to the Operative Documents. Notwithstanding any other provision hereof or of any other Operative Document, at no time shall the Facility Agent be acting or required to act as agent for Ex-Im Bank.

      11.6 Indemnification. Each Lender (other than Ex-Im Bank) shall, from time to time on demand by the Facility Agent indemnify the Facility Agent, in the proportion that, prior to the first Loan being made hereunder, its Commitment bears to the Credit, and, thereafter, its share of the Loans bears to the aggregate amount of the Loans at the time of such demand (or, if the Loans have then been repaid in full, immediately prior to the final repayment thereof), against any and all costs, claims, expenses (including legal fees) and liabilities which the Facility Agent

                                                                [Loan Agreement]

may incur in acting in its capacity as facility agent hereunder and under the other Operative Documents; provided that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Facility Agent.

      11.7 Extent of Responsibility. Except to the extent representations, warranties and covenants are given in the Operative Documents in its capacity as Facility Agent or in its individual capacity and except to the extent set forth in the Ex-Im Bank Guarantee, the Facility Agent accepts no responsibility for the accuracy and/or completeness of information supplied by any party to the Operative Documents in connection herewith or for the legality, validity, effectiveness, adequacy or enforceability of this Agreement or any other Operative Document and the Facility Agent shall not be under any liability as a result of taking or omitting to take any action in relation to this Agreement or any other Operative Document, save in the case of gross negligence or wilful misconduct in relation to such action or omission, and each Lender agrees that it will not assert or seek to assert against any director, office or employee of the Facility Agent any claim it might have against any of them in respect of the matters referred to in this Section 11.7.

      11.8 Affiliates of Facility Agent. In order to fulfil its responsibilities as Facility Agent, the Facility Agent may obtain information or advice from any of its Affiliates, in which regard it is acknowledged and agreed by each Lender that the Facility Agent and any such Affiliate shall each be fully entitled to seek and rely upon any such information and advice and that any such Affiliate shall be entitled to the benefit of the foregoing provisions of this Section 11 in relation thereto in all respects and in the same manner as the Facility Agent.

      11.9 Non-Reliance on Facility Agent. It is understood and agreed by each Lender that it has itself been, and will continue to be, solely responsible for making its own independent appraisal of and investigations into the financial condition, creditworthiness, condition, affairs, status and nature of each of the parties to the Operative Document and, accordingly, each Lender warrants to the Facility Agent that it has not relied and will not hereafter rely on the Facility Agent:

            (a) to check or inquire on its behalf into the adequacy, accuracy or completeness of any information provided by any party to the Operative Documents in connection with this Agreement or any other Operative Documents or the transactions herein contemplated (whether or not such information has been or is hereafter circulated to such Lender by the Facility Agent); or

            (b) to assess or keep under review on its behalf the financial condition, creditworthiness, condition, affairs, status or nature of any party to the Operative Documents.

      Upon learning of the occurrence of any Event of Default under this Agreement or any Event of Default under any Lease, or any event which with the giving of notice, the passage of time or both would become an Event of Default under this Agreement or any Lease, each Lender hereby agrees to promptly notify the Facility Agent thereof and in any event, within ten (10) days.

                                                                [Loan Agreement]

      11.10 No Duties Except as Specified. The Facility Agent shall have only those duties, obligations and responsibilities which are expressly specified in this Agreement and any other Operative Document to which the Facility Agent is a party.

      11.11 Resignation or Removal of Facility Agent. Subject to the appointment and acceptance of a successor Facility Agent as provided below, the Facility Agent may resign at any time by giving notice thereof to the Lenders, Ex-Im Bank, the Initial Borrower Party and GFC and the Facility Agent may be removed at any time with or without cause by the Majority Lenders. Upon any such resignation or removal, the Majority Lenders shall have the right to appoint a successor Facility Agent. Any successor Facility Agent appointed hereunder shall be a U.S. bank, foreign bank with a U.S. branch or financial institution reasonably acceptable to Ex-Im Bank, the Majority Lenders and, provided no Lease Event of Default has occurred and is continuing, GFC, having at least U.S $1 billion in capital and surplus (or such other amount as approved by Ex-Im Bank). If no successor Facility Agent shall have been so appointed by the Majority Lenders and shall have accepted such appointment within 30 days after the retiring Facility Agent's giving of notice of resignation or the Majority Lenders' removal of the retiring Facility Agent, then the retiring Facility Agent may, on behalf of the Lenders appoint a successor Facility Agent having at least U.S. $1 billion in capital and surplus (or such other amount as approved by Ex-Im Bank). Upon the acceptance of any appointment as Facility Agent hereunder by a successor Facility Agent, such successor Facility Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Facility Agent, and the retiring Facility Agent shall be discharged from its duties and obligations hereunder After any retiring Facility Agent's resignation or removal hereunder as Facility Agent, the provisions of this Section 11 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Facility Agent.

      11.12 Agency Division Separate. In acting as Facility Agent hereunder for the Lenders, the Facility Agent shall be regarded as acting through its agency division which shall be treated as a separate entity from any other of its divisions or departments.

      11.13 Confidential Information. Notwithstanding anything to the contrary expressed or implied herein and without prejudice to the provisions of Section
11.12 or Section 12.6(d) or Section 14 of the Participation Agreement, the Facility Agent shall not as between itself and the Lenders be bound to disclose to any Lender or other person any information which is supplied by any Borrower, any Borrower Party, any Guarantor, any Lessee or any Lessee Party to any division or department of the Facility Agent (other than the agency division of the Facility Agent) and which is identified at the time it is so supplied as being confidential information.

      11.14 Demand for Payment. For purposes of permitting the Facility Agent to make demand under the Ex-Im Bank Guarantee, the Facility Agent may (but not to the exclusion of the Security Trustee or Ex-Im Bank) make demand on each of any Borrower, any Borrower Party, any Lessee, any Lessee Party and any Guarantor under any Operative Document for payments of any amounts due and owing from and unpaid by such Person under any Lease and/or the GATX Guarantee and/or the Loan Agreement. Notwithstanding any other provision of this Agreement or any other Operative Document to the contrary, if the Facility Agent is entitled to make a demand for payment against Ex-Im Bank under the Ex-Im Bank Guarantee, the Facility Agent

                                                                [Loan Agreement]

shall make such demand if so instructed by any Lender without reference to the Majority Lenders,

      SECTION 12. Miscellaneous.

      12.1 No Waiver. No failure on the part of the Facility Agent, the Security Trustee, Ex-Im Bank or any Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

      12.2 Notices. Each of the parties hereby acknowledges and confirms that this Loan Agreement and each of the Notes is one of the Operative Documents and as a result all of the provisions of Section 30(c) of the Participation Agreement are hereby incorporated herein and therein by reference thereto as fully and to the same extent as if set forth herein and therein (including, without limitation, (a) the manner in which all notices or other communications are to be made hereunder, (b) the time as of which such notices or communications shall be deemed to have been given or made, and (c) the address to which such notices or communications are to be sent).

      12.3 Amendments, Etc. Except as otherwise expressly provided in this Agreement or the Participation Agreement, any provision of this Agreement may be amended or modified only by an instrument signed by GFC (acting on behalf of the Borrowers and the Borrower Parties), Ex-Im Bank and, provided no claim has been made under the Ex-Im Bank Guarantee, the Facility Agent (acting at the direction of the Majority Lenders), and any provision of this Agreement may be waived by the Facility Agent (acting at the direction of the Majority Lenders) and Ex-Im Bank; provided that no amendment, modification or waiver shall, unless by an instrument also signed by all of the Lenders or by the Facility Agent acting with the consent of all of the Lenders: (i) increase or extend the term, or extend the time or waive any requirement for the termination, of the Commitments, (ii) extend the date fixed for the payment of principal of or interest on any Loan, (iii) reduce the amount of any payment of principal thereof or the rate at which interest is payable thereon or any fee is payable hereunder, (iv) alter the terms of Section 2.4 or this Section 12.4, and (v) amend the definition of the term "Applicable Rate", "Event of Default", "Lenders" or "Majority Lenders"; and provided, further, that any amendment of
Section 11, or that increases the obligations of the Facility Agent hereunder or of Ex-Im Bank under any Operative Document, shall require the consent of Ex-Im Bank and the Facility Agent.

      12.4 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

      12.5  Assignments and Participations.

            (a) Except as expressly permitted in the Operative Documents, no Borrower or Borrower Party may assign or transfer its rights or delegate its obligations hereunder or under

                                                                [Loan Agreement]

any other Operative Document without the prior consent of GFC, Ex-Im Bank and the Facility Agent.

            (b) Any Lender may at any time (i) change its Lending Office or Lending Offices to any other office of such Lender upon giving prior written notice of such change to the Facility Agent, the Borrowers and the Borrower Parties and/or (ii) with the prior written approval of GFC (such approval not to be unreasonably withheld or delayed and not to be required in relation to any such assignment or transfer made at any time when an Event of Default has occurred and is continuing), assign or transfer all or any of its rights, benefits and obligations hereunder to any one or more banks or financial institutions in accordance with Section 12.5(e). Upon delivery of a completed Transfer Certificate by the assigning Lender to the Facility Agent, GFC, each Borrower and each Borrower Party, the assignee shall, on and as of the Transfer Date specified therein, have, to the extent of such assignment or transfer, the obligations, rights and benefits of a Lender hereunder holding a portion of the Loan or Loans assigned or transferred to it (in addition to the portion of the Loans, if any, theretofore held by such assignee) and the assigning or transferring Lender shall, to the extent of such assignment or transfer have no further rights hereunder or under the related Notes and shall be released from the Commitment (or portion thereof) so assigned or transferred, provided that (other than in connection with an assignment to Ex-Im Bank) if any change in Lending Office or assignment or transfer would subject any Borrower, any Borrower Party, any Lessee, any Lessee Party or any Guarantor to any greater obligation or liability under the Borrower Indemnity Agreement or any other Operative Document than it would have been under on such date if no such change in Lending Office, assignment or transfer had then taken place, then unless such change in Lending Office, assignment or transfer was made at the request of GFC to mitigate or avoid the requirement for payment of additional amounts or increased costs under or any illegality under the Borrower Indemnity Agreement or any other Operative Document, the relevant Lender, assignee or transferee shall not be entitled to receive any greater payment under the Borrower Indemnity Agreement or any other Operative Document than such Lender, the assignor or transferor would have been entitled to receive had no such change in Lending Office, assignment or transfer taken place. No Transfer Certificate shall be required in the case of an assignment or transfer by a Lender to Ex-Im Bank required pursuant to the terms of the Ex-Im Bank Guarantee, but the effect of any such assignment or transfer shall be the same as set out in the preceding sentence, notwithstanding that the Transfer Certificate shall not have been given.

            (c) Without limiting the provisions of Section 14 of the Participation Agreement or Section 11.13 of this Agreement, all non-public information provided to the Facility Agent, the Security Trustee and the Lenders by any Borrower, any Borrower Party, any Guarantor, any Lessee or any Lessee Party shall be treated as confidential by the Facility Agent, the Security Trustee and the Lenders, provided, however, that any Lender may furnish any information concerning any Borrower, any Borrower Party, any Guarantor, any Lessee or any Lessee Party in the possession of such Lender from time to time to assignees and participants (including bona fide prospective assignees and participants), provided such Persons have agreed to maintain the confidentiality of all such non-public information so furnished and any such information may be disclosed as required by Applicable Laws.

            (d) On the date upon which an assignment or transfer takes place pursuant to the foregoing provisions the assignee or transferee (other than Ex-Im Bank) shall pay to the

                                                                [Loan Agreement]

Facility Agent for its own account a fee of US$2,500, it being understood that the Facility Agent shall have no recourse to any party to the Operative Documents (other than such assignee or transferee) for the payment of such fee.

            (e) If any Lender (other than Ex-Im Bank) wishes to assign or transfer all or any of its rights, benefits and obligations hereunder as contemplated in Section 12.5(b), then such assignment or transfer may be effected (i) in the case of an assignment or transfer to a Person (other than Ex-Im Bank) on the Transfer Date specified in the relevant Transfer Certificate or (ii) in the case of a transfer or assignment to Ex-Im Bank as a result of a demand under the terms of the Ex-Im Bank Guarantee, on the date of such transfer. To the extent that pursuant to such Transfer Certificate and the provisions thereof the rights and obligations of such Lender hereunder and under the other Operative Documents (to which the Lenders are party) are validly transferred to and assumed by the assignee or transferee, such Lender shall be released from further obligations hereunder and under the other Operative Documents, other than accrued rights owing to any party hereunder and thereunder.

            (f) No Lender (other than Ex-Im Bank, any of its transferees or any further transferees) may assign or transfer any of its rights or obligations hereunder as contemplated by this Section 12.5 unless contemporaneously therewith it assigns or transfers to the same assignee or Transferee all or a corresponding part of its rights, benefits and obligations under each of the other Operative Documents to which such Lender is party. Further, if any Lender assigns or transfers to any assignee or Transferee the corresponding proportion of its interest in the Notes, and if the Facility Agent assigns or transfers its right to receive payment hereunder no such transfer or assignment or transfer by such Lender or by the Facility Agent shall be effective unless the Facility Agent records such assignee's or Transferee's interest in the Notes or the assigned or transferred right of the Facility Agent to receive payment hereunder in the register that the Facility Agent is required to maintain in accordance with Sections 4.6 hereof and 5.01 of the Ex-Im Bank Guarantee, such entry to be conclusive and binding, save in the case of manifest error.

            (g) Any assigning or transferring Lender (other than Ex-Im Bank and any subsequent Transferees) shall be solely responsible for (and such Lender will not seek indemnification from any Borrower, any Borrower Party, any Guarantor, any Lessee or any Lessee Party in respect of) all of its costs and expenses for any assignment, transfer or participation under this Section 12.6 including, without limitation, all costs in connection with any amendment to or supplement to, or registration of or re-registration of the Security Documents and any legal fees and expenses relating thereto (or may procure that any Transferee or participant pay such costs and expenses), unless such assignment or transfer was effected at the request of GFC to mitigate the imposition of any Claims.

      12.6 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

                                                                [Loan Agreement]

      12.7 Jurisdiction, Service of Process. Any action or process against any Borrower or Borrower Party with respect to this Agreement may be brought in accordance with Section 30(d) of the Participation Agreement as if the same were repeated herein in full mutatis mutandis, and each Borrower and each Borrower Party hereby consents to service of process as therein set forth.

      12.8 Entire Agreement. This Agreement (together with the other Operative Documents) is the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior communications and agreements by the parties hereto with respect thereto, and each such prior communication and agreement is null and void.

      12.9 Severability. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Lenders and Ex-Im Bank in order to carry out the intentions of the parties hereto as nearly as may be possible and
(ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

      12.10 Captions. The table of contents and captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

      12.11 Counterparts. This Agreement may be executed in any number of counterparts each of which shall be an original and all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

      12.12 WAIVER OF JURY TRIAL. THE BORROWERS, THE FACILITY AGENT, THE SECURITY TRUSTEE AND THE LENDERS HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, OR ANY OTHER OPERATIVE DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OR OMISSIONS OF THE LENDERS, THE FACILITY AGENT OR THE BORROWERS OR ANY PERSON RELATING TO THE OPERATIVE DOCUMENTS.

                                     * * *

      IN WITNESS WHEREOF, the parties hereto have caused this Loan Agreement to be duly executed as of the day and year first above written.

                                              INITIAL BORROWER
                                              PARTY

                                              USEB AIRCRAFT LIMITED

                                              By:/s/ Geoffrey White
                                                 -------------------------------
                                              Name:  GEOFFREY WHITE
                                              Title: ATTORNEY IN FACT

                                              SECURITY TRUSTEE

                                              WELLS FARGO BANK
                                              NORTHWEST, N.A., not in its
                                              individual capacity, but solely as
                                              Security Trustee

                                              By:/s/ Michael D. Hoggan
                                                 -------------------------------
                                              Name:  MICHAEL D. HOGGAN
                                              Title: ASSISTANT VICE PRESIDENT

                                              EXIMBANK

                                              EXPORT-IMPORT BANK
                                              OF THE UNITED STATES

                                              By:/s/ Robert A. Morin
                                                 -------------------------------
                                              Name:  ROBERT A. MORIN
                                              Title: VICE PRESIDENT

                                              FACILITY AGENT

                                              BARCLAYS BANK PLC

                                              By:/s/ Andre Gazal
                                                 -------------------------------
                                              Name:  Andre Gazal
                                              Title: Director

                                              INITIAL LENDER

                                              BARCLAYS BANK PLC

                                              By:/s/ Andre Gazal
                                                 -------------------------------
                                              Name:  Andre Gazal
                                              Title: Director

                                              Lending Office: 222 Broadway
                                              New York, New York 10038

                                              Designated Percentage: 100%

                                                                [Loan Agreement]

                                   EXHIBIT A

                              NOTICE OF BORROWING

                                                          [__________], 200[2/3]

To:   Barclays Bank PLC,
      as Facility Agent

      Export-Import Bank of the United States

Copy: Wells Fargo Bank Northwest, N.A.
      as Security Trustee

Dear Sirs:

      Pursuant to the Loan Agreement dated as of April 30, 2002 (the "LOAN AGREEMENT") among USEB Aircraft Limited, as Initial Borrower Party, Barclays Bank PLC, as Facility Agent, Barclays Bank PLC, as Initial Lender, Wells Fargo Bank Northwest, N.A., as Security Trustee and Export-Import Bank of the United States ("EX-IM BANK"), we hereby:

      (1) Give you notice that we wish to borrow funds in the aggregate principal amount of U.S.$____________________on___________________, 200[2/3]
(the "LOAN"). Such Loan relates to the financing of one Boeing 737-800 aircraft bearing Manufacturer's serial number___________________________and [______________](1) Registration Mark____________. The proceeds of such Loan are to be applied in accordance with the arrangements separately agreed between the Facility Agent, Ex-Im Bank and GATX Financial Corporation, on our behalf.

      (2) Notify you that the Loan initially will bear interest at [the applicable Floating Rate from time to time][the applicable Fixed Rate].

      (3) Confirm and certify that the borrowing to be effected by such drawing will be within our powers and has been validly authorized by appropriate action, that no Default has occurred and is continuing, that the representations contained or referred to in Section 8 of the Loan Agreement, if repeated as at the date of this Notice, with reference to the facts existing at the date hereof, would be true and accurate in all respects.

      (4) Confirm that the Loan referred to herein is a Loan under the Loan Agreement.

Terms defined in the Loan Agreement shall have the same meanings in this Notice.

----------
(1) Initial State of Registration.

                                                                [Loan Agreement]

                                              For and on behalf of

                                              [NAME OF BORROWER]

                                              By:_______________________________
                                              Name:
                                              Title:

GATX FINANCIAL CORPORATION

By:______________________________
Name:
Title:

                                                                [Loan Agreement]

                                   EXHIBIT B-1

                          [FORM OF FLOATING RATE NOTE]

                           [NAME OF RELEVANT BORROWER]
                     SECURED FLOATING RATE PROMISSORY NOTE
                           DUE IN MONTHLY INSTALLMENTS
                COMMENCING ON____________________, 200[2/3], AND
                   MATURING ON____________________, 201 [4/5]

                            ISSUED IN CONNECTION WITH

                     ONE BOEING MODEL 737-800 AIRCRAFT WITH
                     MANUFACTURER'S SERIAL NO._____________,
                    [    ] REGISTRATION MARK_______________,
                          WITH TWO INSTALLED CFM MODEL
                      CFM56-272B ENGINES (THE "AIRCRAFT")

No. FLOATING________________                                    _________,______

$__________

      [NAME OF BORROWER], a company incorporated under the laws of [place of incorporation] (the "BORROWER"), for value received, hereby promises to pay to the order of BARCLAYS BANK PLC, as facility agent (hereinafter the "FACILITY AGENT") for the Lenders (including its successors and permitted assigns and permitted transferees) under the below-referenced Loan Agreement, the principal amount of___________________Million___________Thousand and_____________ United
States Dollars (U.S.$____________________) or such lesser amount as shall equal the aggregate unpaid principal amount of the loan (the "LOAN") made by the Lenders to the Borrower on the date hereof in respect of the above-described Aircraft under that certain Loan Agreement dated as of April 30, 2002 (the "LOAN AGREEMENT") among, inter alios, USEB Aircraft Limited, as Initial Borrower Party, Barclays Bank PLC, as Initial Lender, the Facility Agent, Wells Fargo Bank Northwest N.A., as Security Trustee, and Export-Import Bank of the United States ("Ex-IM BANK"), payable in successive monthly principal installments payable commencing on_____________, 200[2/3] and thereafter on the 16th day of each calendar month thereafter to and including 16th of [ ] 201[4/5] (the "FINAL MATURITY DATE") (or if any such day is not a Business Day, on the next succeeding Business Day; each such day being a "LOAN PAYMENT DATE"), each such installment to be in the amount set forth opposite the applicable Loan Payment Date in Schedule I attached hereto and made a part hereof, and the entire unpaid principal amount then owing hereunder to be paid in full on Final Maturity Date; and to pay interest on the unpaid aggregate principal amount of the Loan from time to time at the Applicable Rate on each Loan Payment Date, and on the date the Loan is due (at maturity, by acceleration or otherwise) and thereafter on demand. Borrower also agrees to pay on demand interest at the applicable Post-Default Rate on overdue principal and overdue interest payable under this Note, from the date due until the Business Day such payment is received at or before 12:00 noon (New York time) at the place of payment set forth below, and to pay the costs of collection, if any (including reasonable attorneys' fees), and in each case, in lawful money of the United States of America and in immediately available and freely transferable funds.

                                                                [Loan Agreement]

      All payments of principal, interest, overdue interest and other amounts to be made by the Borrower to the Facility Agent for the account of the Lender under this Note shall be made by payment to the account of the Facility Agent, Account No. 050 019104, ABA No. 026 002 574, reference: GATX - Ex-Im Bank Facility, at Barclays Bank PLC, 222 Broadway, New York, New York, U.S.A. for the benefit of Barclays Bank PLC (or such other account in New York, New York, U.S.A. as the Facility Agent may otherwise direct in writing to the Borrower from time to time) at or before 12:00 noon on the due date therefor at the place of payment.

      Interest shall accrue on the unpaid aggregate principal amount of the Loan from and including the date hereof to but not including the date the principal amount of the Loan shall be due (by installments, at maturity, by acceleration or otherwise) at the Applicable Rate. Any payment of interest, principal or any other payment not paid to the Facility Agent when due and payable hereunder shall, from the date when due and payable until the date when fully paid, bear interest at the Post-Default Rate. Interest on the Loan (including Post-Default Rate interest) shall be computed on the basis of a year of 360 days and the actual number of days elapsed (including the first day but excluding the last day) occurring in the period for which such interest is payable.

      The Borrower agrees that the records maintained by the Facility Agent as to the date on which the Loan is made, the Applicable Rate, the date and amount of each repayment of principal of the Loan and payment of interest or overdue interest received by the Facility Agent, shall be conclusive absent manifest error.

      This Note is a "Floating Rate Note" as referred to in the Loan Agreement and is one of the "Notes" that is secured by the Security Documents. The Borrower may prepay or be obligated to prepay the Loan, all as specified in the Loan Agreement, and subject to the requirements thereof. Capitalized terms not otherwise defined herein shall have the respective meanings assigned thereto in the Loan Agreement.

      Upon the occurrence of a Loan Event of Default and for so long as such Loan Event of Default shall continue, the principal hereof, accrued interest hereon and all other amounts payable hereunder may be declared to be or may automatically become forthwith due and payable, all as provided in the Loan Agreement.

      The Borrower waives diligence, demand, presentment, notice of nonpayment, protest, and notice of protest all in the sole discretion of the Facility Agent and without notice and without affecting in any manner the liability of the Borrower. This Note (i) is intended by the Borrower to be an "instrument for the payment of money only" within the meaning of New York law, and (ii) shall be governed by, and construed in accordance with, the internal laws of the State of New York, United States of America, without reference to principles of conflicts of law other than Sections 5-1401 and 5-1402 of the New York General Obligations Law.

      This Note is a registered instrument. A manually signed copy of this Note shall be evidence of the Facility Agent's rights and is not a bearer instrument.

      No transfer by the Facility Agent (whether or not with the Borrower's consent) of any interest of the Facility Agent in this Note or in the rights to receive any payments hereunder shall be effective unless a book entry of such transfer is made upon the record referred to in the Loan

                                                                [Loan Agreement]

Agreement and such transfer is effected in compliance with the Loan Agreement including final acceptance and entry into the record of ownership of the transfer pursuant to the Loan Agreement.

      Prior to the entry into the record of ownership of any transfer as provided in the immediately preceding paragraph, the Borrower and each other Person shall deem and treat each owner of this Note reflected in the record of ownership as owner of this Note or the rights to receive any payments hereunder as the owner thereof for all purposes.

                                     * * *

                                                                [Loan Agreement]

      IN WITNESS WHEREOF, [Name of relevant Borrower] has caused its duly authorized attorney to execute this Note as of the date first above written.

                                              [NAME OF RELEVANT BORROWER]

                                              By:_______________________________
                                              Name:
                                              Title:

                                    GUARANTEE

      This note is guaranteed by the Export-Import Bank of the United States ("EX-IM BANK") as provided in the Guarantee Agreement dated as of April 30, 2002 among Ex-Im Bank and Barclays Bank PLC, as Facility Agent, and said guarantee is expressly made subject to all of said provisions therein as if all of said provisions were expressly set forth herein.

                                              EXPORT-IMPORT BANK OF THE
                                              UNITED STATES

                                              By:_______________________________
                                              Name:
                                              Title:

           Ex-Im Bank Guarantee No. AP077971XX -- United States - GATX

                                                                [Loan Agreement]

                    SCHEDULE I TO FLOATING RATE NOTE NO. [_]

Loan Payment Date                    Principal
-----------------                    ---------


                                                                [Loan Agreement]

                                   EXHIBIT B-2

                           [FORM OF FIXED RATE NOTE]

                               [NAME OF BORROWER]
                       SECURED FIXED RATE PROMISSORY NOTE
                           DUE IN MONTHLY INSTALLMENTS
                 COMMENCING ON __________________, 200[2/3], AND
                    MATURING ON___________________, 201 [4/5]

                            ISSUED IN CONNECTION WITH

                     ONE BOEING MODEL 737-800 AIRCRAFT WITH
                   MANUFACTURER'S SERIAL NO.________________,
                  [    ] REGISTRATION MARK__________________,
                          WITH TWO INSTALLED CFM MODEL
                       CFM56-272B ENGINES (THE "AIRCRAFT")

No. FIXED_____________                                          _________,______

$______________

      [NAME OF BORROWER], a company incorporated under the laws of [place of incorporation] (the "BORROWER"), for value received, hereby promises to pay to the order of BARCLAYS BANK PLC, as facility agent (hereinafter the "FACILITY AGENT") for the Lenders (including its successors and permitted assigns and permitted transferees) under the below-referenced Loan Agreement, the principal amount of___________________Million___________Thousand and____________ United
States Dollars (U.S.$___________________) or such lesser amount as shall equal the aggregate unpaid principal amount of the loan (the "LOAN") made by the Lenders to the Borrower on the date hereof in respect of the above-described Aircraft under that certain Loan Agreement dated as of April 30, 2002 (the "LOAN AGREEMENT") among, inter alios, USEB Aircraft Limited, as Initial Borrower Party, Barclays Bank PLC, as Initial Lender, the Facility Agent, Wells Fargo Bank northwest N.A., as Security Trustee, and Export-Import Bank of the United States ("EX-IM BANK"), payable in successive quarterly principal installments payable commencing on 16th day of_________________, 200[2/3] and each Quarterly Date thereafter to and including 16th of [ ] 201[4/5] (the "FINAL MATURITY DATE") (or if any such day is not a Business Day, on the next succeeding Business Day; each such day being a "LOAN PAYMENT DATE"), each such installment to be in the amount set forth opposite the applicable Loan Payment Date in
Schedule I attached hereto and made a part hereof, and the entire unpaid principal amount then owing hereunder to be paid in full on Final Maturity Date; and, subject to the next succeeding sentence, to pay interest on the unpaid aggregate principal amount of the Loan from time to time at the Applicable Rate on each Loan Payment Date, and on the date the Loan is due (at maturity, by acceleration or otherwise) and thereafter on demand. The Borrower also agrees to pay on demand interest at the applicable Post-Default Rate on overdue principal and overdue interest payable under this Note, from the date due until the Business Day such payment is received at or before 12:00 noon (New York time) at the place of payment set forth below, and to pay the costs of collection, if any (including reasonable attorneys' fees), and in each case, in lawful money of the United States of America and in immediately available and freely transferable funds.

                                                                [Loan Agreement]

      All payments of principal, interest, overdue interest and other amounts to be made by the Borrower to the Facility Agent for the account of the Lender under this Note shall be made by payment to the account of the Facility Agent, Account No, 050 01910 4, ABA No. 026 002 574, reference: GATX - Ex-Im Bank Facility, at Barclays Bank PLC, 222 Broadway, New York, New York, U.S.A. for the benefit of Barclays Bank PLC (or such other account in New York, New York, U.S.A. as the Facility Agent may otherwise direct in writing to the Borrower from time to time) at or before 12:00 noon on the due date therefor at the place of payment.

      Interest shall accrue on the unpaid aggregate principal amount of the Loan from and including the date hereof to but not including the date the principal amount of the Loan shall be due (by installments, at maturity, by acceleration or otherwise) at the Applicable Rate. Any payment of interest, principal or any other payment not paid to the Facility Agent when due and payable hereunder shall, from the date when due and payable until the date when fully paid, bear interest at the Post-Default Rate. Interest on the Loan (excluding Post-Default Rate interest) shall be computed on the basis of a year of 360 days consisting of twelve 30-day months. Interest payable at the Post-Default Rate shall be computed on the basis of a year of 360 days and the actual number of days elapsed.

      The Borrower agrees that the records maintained by the Facility Agent as to the date on which the Loan is made, the Applicable Rate, the date and amount of each repayment of principal of the Loan and payment of interest or overdue interest received by the Facility Agent, shall be conclusive absent manifest error.

      This Note is a "Fixed Rate Note" as referred to in the Loan Agreement and is one of the "Notes" that is secured by the Security Documents. The Borrower may prepay or be obligated to prepay the Loan, all as specified in the Loan Agreement, and subject to the requirements thereof. Capitalized terms not otherwise defined herein shall have the respective meanings assigned thereto in the Loan Agreement.

      Upon the occurrence of a Loan Event of Default and for so long as such Loan Event of Default shall continue, the principal hereof, accrued interest hereon and all other amounts payable hereunder may be declared to be or may automatically become forthwith due and payable, all as provided in the Loan Agreement.

      The Borrower waives diligence, demand, presentment, notice of nonpayment, protest, and notice of protest all in the sole discretion of the Facility Agent and without notice and without affecting in any manner the liability of the Borrower. This Note (i) is intended by the Borrower to be an "instrument for the payment of money only" within the meaning of New York law, and (ii) shall be governed by, and construed in accordance with, the internal laws of the State of New York, United States of America, without reference to principles of conflicts of law other than Sections 5-1401 and 5-1402 of the New York General Obligations Law.

      This Note is a registered instrument. A manually signed copy of this Note shall be evidence of the Facility Agent's rights and is not a bearer instrument.

      No transfer by the Facility Agent (whether or not with the Borrower's consent) of any interest of the Facility Agent in this Note or in the rights to receive any payments hereunder shall

                                                                [Loan Agreement]

be effective unless a book entry of such transfer is made upon the record referred to in the Loan Agreement and such transfer is effected in compliance with the Loan Agreement including final acceptance and entry into the record of ownership of the transfer pursuant to the Loan Agreement.

      Prior to the entry into the record of ownership of any transfer as provided in the immediately preceding paragraph, the Borrower and each other Person shall deem and treat each owner of this Note reflected in the record of ownership as owner of this Note or the rights to receive any payments hereunder as the owner thereof for all purposes.

                                     * * *

                                                                [Loan Agreement]

      IN WITNESS WHEREOF, [Name of relevant Borrower] has caused its duly authorized attorney to execute this Note as of the date first above written.

                                                     [NAME OF RELEVANT BORROWER]

                                                     By:________________________
                                                     Name:
                                                     Title:

                                    GUARANTEE

      This note is guaranteed by the Export-Import Bank of the United States ("EX-IM BANK") as provided in the Guarantee Agreement dated as of April 30, 2002 among Ex-Im Bank and Barclays Bank PLC as Facility Agent, and said guarantee is expressly made subject to all of said provisions therein as if all of said provisions were expressly set forth herein.

                                                     EXPORT-IMPORT BANK OF THE
                                                     UNITED STATES

                                                     By:________________________
                                                     Name:
                                                     Title:

           Ex-Im Bank Guarantee No. AP077971XX -- United States - GATX

                                                                [Loan Agreement]

                      SCHEDULE I TO FIXED RATE NOTE NO [____]

Loan Payment Date              Principal           Interest        Total Payment

                                                                [Loan Agreement]

                                    EXHIBIT C

                         [FORM OF TRANSFER CERTIFICATE]

To:   Barclays Bank PLC
      as Facility Agent

                              TRANSFER CERTIFICATE

relating to the Loan Agreement ( as from time to time amended, varied or supplemented, the "LOAN AGREEMENT") dated as of April 30, 2002 among USEB Aircraft Limited, as initial borrower party, Barclays Bank PLC, as facility agent, Barclays Bank PLC as initial lender, Wells Fargo Bank Northwest, N.A., not in its individual capacity but solely as security trustee, and Export-Import Bank of the United States.

      1. Capitalized terms defined in the Loan Agreement shall, subject to any contrary indication, have the same meaning herein. The terms Transferee, Transfer Date, Transferor's Loan Participation and Transferor's Available Loan Commitment, are defined in the Schedule hereto.

      2.___as a Lender under the Loan Agreement (the "TRANSFEROR") hereby transfers to the Transferee, on and as of the Transfer Date, all of its right, title and interest in and to a percentage of the Transferor's Loan Participation and the Transferor's Available Loan Commitment (equal to the percentage that the Amount Transferred is of the Transferor's Loan Participation and Available Loan Commitment, together with all related right, title and interest of the Transferor under the Operative Documents to which the Transferor is a party (collectively the "TRANSFERRED PROPERTY") and the Transferee, on and as of the Transfer Date, hereby accepts such assignment and assumes all obligations of the Transferor in respect of the Transferred Property and the Transferee agrees to be under the same obligations towards each of the other parties to the Loan Agreement and the other Operative Documents as it would have had been under if it had been an original party hereto as a Lender under the Loan Agreement and such Operative Documents.

      3. The Transferee represents and warrants that prior to the Transfer Date it has received a copy of each of the Operative Documents together with such other information as it has required in connection with this transaction and that it has not relied and will not hereafter rely on the Transferor to check or enquire on its behalf into the legality, validity, effectiveness, adequacy, accuracy or completeness of any such information and further agrees that it has not relied and will not rely on the Transferor to assess or keep under review on its behalf the financial condition, creditworthiness, condition, affairs, status or nature of any Borrower, any Borrower Party, any Lessee, any Lessee Party, the Guarantors or any other party to the Operative Documents.

      4. Neither the Transferor nor any other party to the Loan Agreement makes any representation or warranty or assumes any responsibility with respect to the legality, validity, effectiveness, adequacy or enforceability of any of the Operative Documents or assumes any

                                                                [Loan Agreement]

responsibility for the financial condition of any Borrower, any Borrower Party, any Lessee, any Lessee Party, the Guarantors or any other party to any other Operative Document or for the performance and observance by any Borrower, any Borrower Party, any Lessee, any Lessee Party, any Guarantor or any such party of any of its obligations under the Loan Agreement, or, as the case may be, the other Operative Documents and any and all such conditions and warranties, whether express or implied by law or otherwise, are hereby excluded.

      5. The Transferor hereby gives notice that nothing herein or in any of the other Operative Documents shall oblige the Transferor to (i) accept a re-transfer from the Transferee of the whole or any part of its rights and/or obligations under the Loan Agreement or the other Operative Documents transferred pursuant hereto or (ii) support any losses directly or indirectly sustained or incurred by the Transferee for any reason whatsoever including, without limitation, the non-performance by any Borrower, any Borrower Party, any Lessee, any Lessee Party, the Guarantors or any other party to any of the Operative Documents of any of their respective obligations thereunder. The transferee hereby acknowledges the absence of any such obligation as is referred to in sub-clause (i) or (ii) above.

      6. The Transferee acknowledges and agrees, as of the Transfer Date, for the express benefit of the parties to the Operative Documents that it is not aware of any facts or circumstances that would as of the Transfer Date give rise to a claim that will be made against any Borrower, any Borrower Party, any Lessee, any Lessee Party or Guarantor for any indemnity under the Operative Documents

      7. This Transfer Certificate and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with the law of the State of New York.

      [8.   The [Transferor/Transferee] shall pay all costs including legal fees and expenses of any party to any Operative Document arising as a direct result of this transfer.]

                                                                [Loan Agreement]

                                  THE SCHEDULE

1     Transferor:

2.    Transferee:

3.    Transfer Date:

4.    Transferor's Loan Participation:

      Transferor's Loan Available Commitment:

5.    Amount Transferred:

[TRANSFEROR]                                  [TRANSFEREE]

By:________________________________           By:_______________________________

Date:                                         Date:

                                              Address for notices:

                                              Account information:

                                   APPENDIX A

               Relating to Ten (10) Boeing Model 737-800 Aircraft
           Ex-Im Bank Guarantee No. AP077971XX - United States - GATX

                       MILBANK, TWEED, HADLEY & MCCLAYLLP

                                   APPENDIX A

                          DEFINITIONS AND CONSTRUCTION

      I. Definitions. Unless the context otherwise requires, the following terms shall have the following meanings.

      "ACCEPTABLE PERSON" shall mean a Person that meets the requirements set forth in Section 6(b) of the Participation Agreement.

      "ACCEPTANCE CERTIFICATE" shall mean, in respect of an Aircraft, a certificate of acceptance executed by the Initial Operating Lessee for such Aircraft and dated the date of commencement of the leasing of such aircraft pursuant to the Initial Operating Lease for such Aircraft.

      "ACCESSION CERTIFICATE" shall mean a certificate in the form set forth in Exhibit B of the Participation Agreement signed by a Lender and the other Persons party thereto in order to confirm any assignment or transfer by a Lender of rights and obligations under the Operative Documents.

      "ACCOUNT COLLATERAL" shall mean all right of each Borrower in and to, collectively, the Security Account and all cash, investment property, Permitted Investments, other investments, securities, instruments or other property (including all "financial assets" within the meaning of Section 8-102(a)(9) of the UCC) at any time or from time to time credited to the Security Account.

      "ACT" shall mean Subtitle VII, Title 49 of the United States Code, as amended from time to time, and the regulations promulgated thereunder.

      "ADDITIONAL INSUREDS" shall mean, in respect of an Aircraft, the Secured Parties, the relevant Lessee, the relevant Borrower, the Guarantors and their respective officers, directors, servants, agents and employees and the successors and assigns of each of the foregoing.

      "ADDITIONAL RENTAL AMOUNT" shall mean, in respect of an Aircraft and each Basic Rent Payment Date referable to the Note related thereto, an amount in Dollars equal to the amount of accrued and unpaid interest expressed to be due and payable under such Note on such Basic Rent Payment Date.

      "AFFILIATE" of any Person shall mean any other Person directly or indirectly controlling, directly or indirectly controlled by, or under direct or indirect common control with, such Person; or if such Person is a partnership, any general partner of such Person or a Person controlling such general partner. For purposes of this definition, "control" (including "controlled by" and "under common control with") shall mean the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person whether through the ownership of voting securities or by contract or otherwise.

      "AFTER TAX BASIS" shall mean, with respect to any payment to be made under any Operative Document, an amount that, after deduction of the Taxes payable by the recipient of

                                                                    [Appendix A]

such payment on such payment or as a result of the receipt or accrual of such amount by such recipient, is equal to the payment due.

      "AIRCRAFT" shall mean, collectively, each Airframe and, individually, any Airframe, in either case, together with the related Engines, whether or not any of such Engines may from time to time be installed on an Airframe or on any other airframe and, where the context permits, references to "Aircraft" shall include the Manuals and Technical Records for the Aircraft. With respect to each Lease, "Aircraft" shall mean the Airframe, together with the related Engines set forth in the Lease Supplement relating to each such Lease.

      "AIRCRAFT AGREED VALUE" shall mean, in respect of any Aircraft and at any time when any Floating Rate Note relating to such Aircraft is outstanding, the amount in Dollars equal to one hundred and fifteen per cent. (115%) of the outstanding principal amount of such Note at such time or (b) at any time when any Fixed Rate Note relating to such Aircraft is outstanding, the amount in Dollars equal to one hundred and twenty per cent. (120%) of the outstanding principal amount of such Note at such time.

      "AIRCRAFT FINANCING DOCUMENTS" shall mean, collectively, in respect of the financing of an Aircraft pursuant to the Participation Agreement, each of the:

            (a) Request for Disbursement;

            (b) Request for Guarantee Legend;

            (c) Note;

            (d) GATX Guarantee Confirmation;

            (e) Borrowing Date Supplement;

            (f) Lease;

            (g) Lease Supplement;

            (h) Sublease (if any);

            (i) Initial Operating Lease;

            (j) any other Operating Lease;

            (k) Purchase Agreement;

            (1) Purchase Agreement Assignment (if any);

            (m) Airframe Warranties Agreement

            (n) Engine Warranties Agreement;

            (o) Manufacturer Consent and Agreement (if any);

            (p) Aircraft Sale Agreement (if any);

            (q) Bills of Sale;

            (r) BFE Bill of Sale;

            (s) Powers of Attorney;

            (t) Aircraft Security Documents;

            (u) Designation Letters (if any); and

            (v) Substitution Supplements (if any).

each as, and to the extent that, such document relates to such Aircraft.

      "AIRCRAFT MORTGAGE" shall mean, with respect to an Aircraft, the first priority aircraft mortgage and security agreement for such Aircraft dated the Borrowing Date for such Aircraft, entered into by the Initial Lessor for such Aircraft, the Initial Lessee for such Aircraft and the

                                                                    [Appendix A]

Security Trustee, substantially in the form of the "Form of First Priority Mortgage and Security Agreement" initialed on the Signing Date for the purposes of identification by Milbank, Tweed, Hadley & McCloy LLP and Clifford Chance LLP.

      "AIRCRAFT PROCEEDS" shall mean, with respect to an Aircraft, any and all amounts received or receivable by the Security Trustee in respect of the enforcement or exercise of any claim, right or remedy in respect of or in connection with the related Collateral which arises from the sale, lease, hire or other disposition of such Aircraft and all other amounts received or receivable by the Security Trustee in respect of the enforcement or exercise of any claim, right or remedy in respect of or in connection with such Collateral (other than Insurance Proceeds and Requisition Compensation).

      "AIRCRAFT SALE AGREEMENT" shall mean, with respect to any Delivered Aircraft, the aircraft sale agreement, dated on or prior to the Borrowing Date for such Aircraft, between relevant Bridge Owner, as seller, and the Initial Lessor, as buyer, in relation to such Aircraft.

      "AIRCRAFT SECURITY DOCUMENTS" shall mean, collectively, in respect of an Aircraft, each of the following which relates to such Aircraft:

            (a) Aircraft Mortgage;

            (b) Local Mortgage (if any);

            (c) Operating Lessor Security Assignment;

            (d) Operating Lease Credit Documents;

            (e) Assignment of Insurances (if any);

            (f) Assignment of Reinsurances (if any);and

            (g) Notices and Acknowledgements of Assignment.

      "AIRCRAFT STATUS INFORMATION" shall mean, in respect of an Aircraft and as of any date, the following information regarding such Aircraft determined as of any day not more than sixty (60) days prior to such date:

            (a) in respect of the Airframe comprising part of such Aircraft, the time until (i) the next Major Check (as defined in the Model Form Operating Lease) of such Airframe and (ii) the next C-Check (as defined in the Model Form Operating Lease) of such Airframe and the type of such next C-Check (eg 1C, 2C and 3C, etc);

            (b) in respect of each Engine comprising part of such Aircraft, the status of the life limited parts and time controlled components in such Engine (being cycles or flight hours remaining, as appropriate) and the flight hours recorded by such Engine from the time of the most recent performance restoration of the modules in such Engine;

            (c) in respect of the auxiliary power unit comprising part of such Aircraft, the time elapsed from the time of the most recent performance restoration and full gas path overhaul thereof;

            (d) in respect of the landing gear comprising part of such Aircraft, the time until the next scheduled replacement thereof; and

                                                                    [Appendix A]

            (e) any accident or incident involving such Aircraft and any other matter specifically requested by the Approved Valuer.

      "AIRFRAME" shall mean, collectively, each of the ten (10) Boeing Model 737-800 airframes bearing manufacturer's serial number described in Schedule 1 to the Participation Agreement and, individually, any such airframe and any and all Parts, so long as the same shall be incorporated or installed in or attached to such Airframe or so long as title thereto shall remain vested in the relevant Lessor in accordance with the terms of Section 8 of the applicable Lease after the removal from such Airframe.

      "AIRFRAME WARRANTIES AGREEMENT" shall mean the airframe warranties agreement dated on or around the Signing Date among the Original Purchaser, GFC, the Security Trustee and the Manufacturer in relation to certain warranties in relation to the Airframes.

      "AIRWORTHINESS DIRECTIVE" or "AD" shall mean, with respect to an Aircraft, any requirement for the inspection, repair or modification of such Aircraft, any Engine or any Part as issued by any Civil Aviation Authority applicable to such Aircraft and/or the FAA.

      "APPLICABLE LAWS" shall mean all applicable laws, ordinances, judgments, decrees, injunctions, writs, rules, regulations, orders, interpretations, licenses, permits and orders of any court, arbitrator or Government Body in any relevant jurisdiction.

      "APPLICABLE RATE" shall mean, with respect to any Interest Period for a Loan, (i) where such Loan is evidenced by a Floating Rate Note, the applicable Floating Rate for such Interest Period or (ii) where such Loan is evidenced by a Fixed Rate Note, the applicable Fixed Rate.

      "APPRAISAL" shall mean, in respect of an Aircraft, the appraisal of such Aircraft by an Approved Valuer as to the Appraised Value of such Aircraft.

      "APPRAISED VALUE" shall mean, in respect of an Aircraft, as of any date of determination, the appraised current fair market value of such Aircraft determined by an Approved Valuer as of such date on the basis that (a) there will be a sale between a willing buyer and a willing seller with neither party being obliged to buy or sell and there being a reasonable period of time to consider such transaction, (b) such Aircraft will be in "half-time" condition as adjusted by the Approved Valuer to reflect the Aircraft Status Information and assuming that usage of the Aircraft since the date of determination of the Aircraft Status Information has continued on a basis substantially consistent with its general usage as of such date of determination.

      "APPROVED VALUER" shall mean, with respect to the Appraised Value of an Aircraft, an independent aircraft valuer of international repute and a member of the International Society of Transport Aircraft Trading (ISTAT) appointed by GFC for such Aircraft and being such valuer as is selected by (a) the Instructing Group, by notice in writing given to GFC, or (b) by GFC, in the event of the Instructing Group failing to make any such selection within three (3) Business Days of any request made by GFC for the Instructing Group to do so, from a list of three (3) such valuers provided in writing by GFC to the Instructing Group.

                                                                    [Appendix A]

      "ASSIGNED PROPERTY" shall have, in respect of an Aircraft, the meaning assigned thereto in Section 2 of the Operating Lessor Security Assignment for such Aircraft.

      "ASSIGNMENT OF INSURANCES" shall mean, in respect of an Aircraft, the assignment of insurances, if any, between the Operating Lessee for such Aircraft and the Operating Lessor for such Aircraft in relation to the Insurances (other than liability insurances) effected by such Operating Lessee in connection with such Aircraft pursuant to the requirements of the relevant Operating Lease.

      "AUTHORIZED MAINTENANCE PERFORMER" shall mean, in relation to any Airframe, any Engine or any Part, (a) for so long as the relevant Aircraft is subject to an Operating Lease, a maintenance facility approved by the relevant Operating Lessor from time to time under the relevant Operating Lease in accordance with the Standard, and (b) during any period the relevant Aircraft is Off-Lease, any maintenance provider or providers selected by GFC and certified by the JAA under JAR Part 145 or approved by the FAA under FAR Part 145.

      "AUTHORIZED PERSON" shall mean, as to any Borrower, any Borrower Party, any Lessor, any Lessor Party, any Lessor Parent, any Lessee Parent, any Lessee, any Lessee Party, the Original Purchaser or either Guarantor, any Person duly authorized by such Borrower, Borrower Party, Lessor, Lessor Party, Lessor Parent, Lessee Parent, Lessee, Lessee Party, the Original Purchaser or such Guarantor to take the action required by the Operative Documents.

      "AVAILABILITY PERIOD" shall mean, with respect to each Aircraft and the Loan relating thereto, the period commencing on the Signing Date and terminating on and including the Final Disbursement Date.

      "BANKRUPTCY CODE" shall mean Chapter 11 of Title 11 of the United States Code, 11 U.S.C. ss.ss.101 et seq.

      "BASIC RENT" shall mean, in respect of an Aircraft and any Basic Rent Payment Date referable thereto, the aggregate of the Fixed Rental Amount and the Additional Rental Amount expressed to be payable on such day pursuant to Section 3(b) of the Lease for such Aircraft.

      "BASIC RENT PAYMENT DATES" shall mean, in respect of an Aircraft, each Loan Payment Date in respect of the Loan relating to such Aircraft.

      "BFE BILL OF SALE" shall mean in respect of (a) Aircraft msn 32359, the BFE bill of sale for such Aircraft executed by GFC in favor of the Cayman Lessee Party No. 1, (b) each other Delivered Aircraft, the BFE bills of sale for such Aircraft executed by (i) GFC in favor of the Manufacturer and (ii) the Manufacturer in favor of the Bridge Owner of such Aircraft and (c) each Remaining Aircraft, the BFE bills of sale for such Aircraft executed by (i) the GFC in favor of the Manufacturer and (ii) the Manufacturer in favor of the Initial Lessor, each dated as of the Delivery Date or, in the case of clause
(c)(ii) above, the Borrowing Date, for the applicable Aircraft.

      "BILL OF SALE" shall mean, in respect of an Aircraft, collectively (i) the bill of sale for such Aircraft executed by the Manufacturer in favor of the Manufacturer's Subsidiary dated the

                                                                    [Appendix A]

Delivery Date for such Aircraft, (ii) the bill of sale executed by the Manufacturer's Subsidiary in favor of, in the case of a Delivered Aircraft, Bridge Owner for such Aircraft and, in the case of a Remaining Aircraft, the Initial Lessor for such Aircraft, dated the Delivery Date for such Aircraft and
(iii) in the case of a Delivered Aircraft, the bill of sale for such Aircraft executed by Bridge Owner for such Aircraft in favor of Initial Lessor for such Aircraft, dated the Borrowing Date for such Aircraft.

      "BORROWER" shall each mean, with respect to an Aircraft or Lease, Loan or Note referable thereto, (a) as from the Borrowing Date with respect to such Aircraft, the Initial Borrower with respect to such Aircraft, Lease, Loan and Note and (b) thereafter from time to time any other Person that shall, in accordance with the Operative Documents, have become and be the Borrower of such Loan and under such Note.

      "BORROWER COLLATERAL" shall mean the Pledged Securities pledged or charged under each Lessor Parent Pledge Agreement and each Lessor's interest in any of the property (other than Excluded Property) described in Granting Clauses I through XII of each Aircraft Mortgage to which such Lessor is a party.

      "BORROWER INDEMNITY AGREEMENT" shall mean the borrower indemnity agreement dated the Signing Date by and among the Facility Agent, the Initial Lender and GFC.

      "BORROWER PARRY" shall mean (a) the Initial Borrower Party and (b) each other Person that shall have become a Borrower Party for the purposes of the Operative Documents.

      "BORROWER SECURITY DOCUMENTS" shall mean, collectively, each Lessor Share Pledge Agreement, each Lessee Share Pledge Agreement and the GATX Guarantee.

      "BORROWING DATE" shall mean, with respect to a Loan, the date designated by GFC in a Notice of Borrowing as the date on which such Loan shall be made or, as the context may require, the date such Loan is made under the Loan Agreement.

      "BORROWING DATE SUPPLEMENT" shall mean, in respect of the Borrowing Date for an Aircraft, the Borrowing Date Supplement in the form set forth in Schedule E to the Participation Agreement with such changes thereto to reflect the Applicable Law of the State of Registration for such Aircraft and any other Relevant Jurisdiction as shall be acceptable to Ex-Im Bank in its absolute discretion.

      "BRIDGE LENDER" shall mean Barclays Bank PLC.

      "BRIDGE OWNER" shall mean, in respect of (i) Aircraft msn 32359 and msn 32360, Cayman Lessee Party No.2, (ii) Aircraft msn 32361, Cayman Lessee Party No. 1 and (iii) any other Aircraft, the owner of such Aircraft (which owner shall be a Lessee Party), if any, other than Manufacturer, immediately prior to the sale of such Aircraft to a the relevant Initial Lessor on the Borrowing Date for such Aircraft, as contemplated in the Participation Agreement.

      "BRIDGE SECURITY" shall mean, in respect of an Aircraft, any Lien over the Collateral granted by the Initial Lessee for such Aircraft or the Lessee Parent of such Initial Lessee in favor of the Bridge Lender in respect of such Aircraft or Initial Lessee.

                                                                    [Appendix A]

      "BUSINESS DAY" shall mean any day on which commercial banks are not authorized or required to close in London, England or New York, New York and which is also a day on which dealings in Dollar deposits are carried out in the London interbank market.

      "CAPE TOWN CONVENTION" shall mean, collectively, the Convention on International Interests in Mobile Equipment and the Protocol to the Convention on International Interests in Mobile Equipment on matters specific to Aircraft Equipment dated November 16, 2001.

      "CAYMAN LESSEE PARTY NO. 1" shall mean Jackson Leasing Limited, a limited liability company duly incorporated under the laws of the Cayman Islands.

      "CAYMAN LESSEE PARTY NO. 2" shall mean Geary Leasing Limited, a limited liability company duly incorporated under the laws of the Cayman Islands.

      "CERTIFICATE OF AIRWORTHINESS" shall mean, in respect of an Aircraft, the certificate of airworthiness issued by the Civil Aviation Authority from time to time with respect to such Aircraft.

      "CERTIFICATE OF REGISTRATION" shall mean, in respect of an Aircraft, the certificate of aircraft registration issued by the Civil Aviation Authority from time to time with respect to such Aircraft.

      "CHARGED PROPERTY" shall mean, in respect of any Lessee, Lessor or Borrower, as the case may be, all of such Person's right, title and interest in, to, under or derived from the undertaking of it and all its assets both present and future and wherever situate, and whether real or personal, including the uncalled capital and any uncalled premiums and any called but unpaid capital or premiums of it, excluding the Mortgaged Property and the Excluded Property.

      "CIVIL AVIATION AUTHORITY" shall mean, in respect of an Aircraft, each Government Body or other Person who shall from time to time be vested with the control and supervision of, or have jurisdiction over, the registration, airworthiness and operation of aircraft or other matters relating to civil aviation in the State of Registration of such Aircraft.

      "CLAIMS" shall have the meaning set forth in Section 10(a) of the Participation Agreement.

      "COLLATERAL" shall mean, collectively, (i) all property subject to the Lien of the Security Documents and (ii) the Account Collateral.

      "COMMITMENT" shall have the meaning set forth in Section 2.1 of the Loan Agreement.

      "COMPULSORY ACQUISITION" shall mean, in respect of an Aircraft, requisition of title or other compulsory acquisition, requisition, appropriation, expropriation, deprivation or confiscation for any reason of such Aircraft or any portion thereof by the State of Registration for such Aircraft or other competent authority (whether de jure or de facto) but shall exclude requisition for use or hire not involving requisition of title of such Aircraft or any portion thereof.

                                                                    [Appendix A]

      "CONSTITUENT DOCUMENTS" shall mean, in respect of any Person, collectively, the certificate of incorporation or formation, the by-laws, memorandum and articles of association or other like documents relating to such Person, in each case, as in effect from time to time.

      "CONVERSION" shall mean the conversion of interest payable on a Loan (and the Note evidencing such Loan) to a fixed rate of interest from a floating rate of interest as contemplated by a Conversion Notice delivered pursuant to Section 3.4(a) of the Loan Agreement.

      "CONVERSION DATE" shall mean (i) with respect to any Loan prior to a Conversion of such Loan, the date set forth as such in the relevant Conversion Notice as the Conversion Date for such Loan, and (ii) with respect to any Loan on and after a Conversion in respect thereof, the date of such Conversion.

      "CONVERSION NOTICE" shall have the meaning set forth in Section 3.4(a) of the Loan Agreement.

      "CORPORATE SERVICES AGREEMENT" shall mean, in respect of the Initial Borrower Party, that certain corporate services agreement dated as of the Signing Date among Walkers SPV, Initial Lessor Parent, Initial Borrower Party, Security Trustee and GFC relating to the administration of the Initial Borrower Party and, in respect of any other Borrower Party or Lessor Party, such other agreement relating to the administration of such Initial Borrower Party reasonably acceptable to the Instructing Group.

      "CREDIT" shall have the meaning set forth in the recitals to the Loan Agreement.

      "CYPRIOT LESSEE PARTY" shall mean Jackson Leasing (Cyprus) Limited, a limited liability company duly incorporated under the laws of the Republic of Cyprus.

      "DECLARATION OF TRUST" shall mean, in respect of the Initial Borrower Party, the declaration of trust dated April 15, 2002 by Walkers SPV in respect of the USEB Aircraft Trust (the "INITIAL DECLARATION OF TRUST") and, in the case of any other Borrower Party, such declaration of trust entered into in connection with such other Borrower Party.

      "DEFAULT" shall mean a Lease Default or Loan Default.

      "DEFAULT EVENT" shall have the meaning set forth in Section 13(d)(i) of the Participation Agreement.

      "DELAWARE LESSEE PARTY" shall mean Jackson Leasing Corporation, a Delaware corporation.

      "DELIVERED AIRCRAFT" shall mean each Aircraft for which the Delivery Date occurs prior to the Borrowing Date for the Loan relating to such Aircraft.

      "DELIVERY" shall mean, in respect of an Aircraft, the time when Bridge Owner or the Initial Lessor for such Aircraft, as the case may be, accepted, or shall accept, delivery of such Aircraft from the Manufacturer under the Purchase Agreement and the applicable Purchase Agreement Assignment.

                                                                    [Appendix A]

      "DELIVERY DATE" shall mean, with respect to an Aircraft, the date on which the Delivery for such Aircraft occurs.

      "DESIGNATED ACCOUNT" shall mean (i) in the case of Delivered Aircraft or amounts payable to GFC or any Lessee, the account of GFC bearing account number 3750878673 with Bank of America, Dallas, Texas 75202-2911 (ABA number 111000012) or such other account as may from time to time be designated by notice in writing given by GFC to the Facility Agent and (ii) in the case of the disbursement of the proceeds of the Loan relating to any Remaining Aircraft, the account agreed between the Facility Agent, GFC and Ex-Im Bank.

      "DESIGNATED PERCENTAGE" shall mean, as to each Lender, the percentage set forth opposite such Lender's signature in the Loan Agreement.

      "DESIGNATION" shall have the meaning set forth in Section 6(a) of the Participation Agreement.

      "DESIGNATION DATE" shall have the meaning set forth in Section 6(c) of the Participation Agreement.

      "DESIGNATION LETTER" shall have the meaning set forth in Section 6A(a) of the Participation Agreement.

      "DISBURSEMENT" shall mean, in respect of an Aircraft, the amount of funds disbursed by a Lender with respect to the financing of such Aircraft pursuant to the Loan Agreement and the Participation Agreement.

      "DISCLOSURE LETTER" shall mean any letter dated the Signing Date or a Borrowing Date from GFC to the Security Trustee in relation to Section 9 of the GATX Guarantee or Section 5 of the Borrowing Date Supplement referable to such Borrowing Date.

      "DOLLARS", "U.S. DOLLARS", "U.S.$", "US$" and "$" shall mean immediately available and freely transferable lawful currency of the United States from time to time.

      "ELIGIBLE OPERATING LESSEE" shall mean any aircraft operator that, at the time of determination, (a) does not have its principal office, and is not otherwise based, in an Excluded Country or a Restricted Country, (b) is authorized under Applicable Law to operate aircraft of the same type as the Aircraft, and (c) does not have a liquidator, trustee, receiver, administrator, or similar officer appointed to it or the whole or a substantial part of its business, assets or revenues and is not subject to any insolvency, reorganization, bankruptcy or similar proceedings.

      "ENGINE" shall mean, in respect to an Aircraft, (i) each of the two (2) CFM Model CFM56-7B27 engines bearing manufacturer's serial numbers set forth in the Lease Supplement related to such Aircraft, whether or not from time to time installed on the related Airframe or any other airframe or any replacement for any such named engine subjected to the Lease for such Aircraft pursuant to any lease supplements executed by the Lessee and Lessor of such Aircraft, (ii) any Replacement Engine therefor and (iii) any other engine that may from time to time be installed on the related Airframe that is or becomes the property of the Lessor for such Aircraft or any engine that having been removed from such Airframe remains the property of such

                                                                    [Appendix A]

Lessor, in each case pursuant to such Lease, together with all Parts from time to time belonging to, installed in or appurtenant to any such engine but excluding any engine which has been replaced with a Replacement Engine in accordance with such Lease.

      "ENGINE MANUFACTURER" shall mean CFM International, Inc., a Delaware corporation.

      "ENGINE WARRANTIES AGREEMENT" shall mean, in respect of all the Aircraft, the engine warranty agreement dated as of the Signing Date between GFC, the Security Trustee and Engine Manufacturer in relation to certain warranties in relation to the Engines for such Aircraft.

      "EVENT OF DEFAULT" shall mean a Lease Event of Default or a Loan Event of Default.

      "EVENT OF LOSS" shall mean, with respect to an Aircraft, an Airframe or any related Engine thereto, any of the following events:

      (a) the loss of such property or the use thereof due to the destruction of or damage to such property that renders repair uneconomic or that renders such property permanently unfit for normal use;

      (b) any damage or loss to or other circumstance in respect of such property that results in an insurance settlement with respect to such property on the basis of a total loss, or a constructive or arranged total loss;

      (c) the confiscation or nationalization of, or requisition of title to, such property by any Government Body;

      (d) the theft or disappearance of such property that shall have resulted in the loss of possession of such property by Lessee or any Operating Lessee of such Aircraft for a period in excess of the lesser of one hundred twenty (120) consecutive days and the balance of the Term for such Aircraft,

      (e) the seizure of, or requisition for use of, such property by any Government Body that shall have resulted in the loss of possession of such property by such Lessee or any such Operating Lessee and such requisition for use shall have continued beyond the earlier of (A) the lesser of the balance of the Term for such Aircraft and one hundred eighty (180) consecutive days and (B) the date of receipt of insurance or condemnation proceeds with respect thereto;

      (f) as a result of any rule, regulation, order or other action by any Government Body or court having jurisdiction, the use of such property in the normal conduct of such Lessee's or GFC's overall business shall have been prohibited for a period of at least six (6) consecutive months or the balance of the Term for such Aircraft (whichever is shorter) unless such Lessee (or GFC on its behalf), prior to the expiration of such period, shall have undertaken and shall be diligently carrying forward all steps which, in its reasonable judgment, are necessary or desirable to permit the use of such property by Lessee (or GFC on its behalf) and the prohibition against such use of such property shall have been removed within twelve (12) months of the effectiveness of such rule, regulation, order or other action or by the end of the relevant Term (if earlier); or

                                                                    [Appendix A]

      (g) any "Event of Loss" under such Operating Lease and the receipt by the Operating Lessor thereunder, GFC or the Security Trustee of payment by the Operating Lessee with respect thereto. An Event of Loss with respect to an Aircraft shall be deemed to have occurred if an Event of Loss occurs with respect to the Airframe for such Aircraft.

      For purposes of the Operative Documents, an Event of Loss in respect of an Aircraft shall be deemed to have occurred:

            (1) in the case of an actual total loss, at 12:00 midnight (London time) on the actual date such Aircraft was lost or, if such date is not known, 12:00 midnight (London time) on the day on which such Aircraft was last heard from;

            (2) in the case of any of the events described in paragraph (i) of the definition of Event of Loss above (other than an actual total loss), upon the date of occurrence of such destruction, damage or rendering unfit;

            (3) in the case of any of the events described in paragraph (ii) of the definition of Event of Loss above (other than an actual total loss), upon the date that notice claiming the loss of such Aircraft is given to the relevant insurers, unless the insurers do not forthwith admit such claim, then at the date and time at which either a total loss is subsequently admitted by the insurers or a competent court or arbitration tribunal issues a judgment to the effect that a total loss has occurred; and

            (4)   in the case of any of the events referred to in paragraphs
(c), (d), (e) and (f) of the definition of Event of Loss above, upon the occurrence thereof.

      "EXCLUDED COUNTRY" shall mean any of: (i) Iraq (for so long as The United Nations Security Council Resolution 670 of 1990 on Iraq and Kuwait or any similar order or resolution remains in effect), (ii) Libya (for so long as The United Nations Security Council Resolution 748 of March 31, 1992 or any similar order or resolution remains in effect), and (iii) any country which may from time to time be the subject of any similar order or resolution.

      "EXCLUDED PROPERTY" shall mean, in respect of an Aircraft, (i) proceeds of public liability insurance paid or payable as a result of insurance claims made, or losses suffered, by each of the Lessor and the Lessee for such Aircraft that are payable directly to for its own account, (ii) proceeds of insurance maintained with respect to the Aircraft by GFC or any Affiliate thereof for its or their own account or benefit (whether directly or through such Lessee), (iii) the proceeds of the Note for such Aircraft, (iv) any interest that pursuant to the Operative Documents may from time to time accrue in respect of any of the amounts described in clauses (i) through (iii) above, (iv) the Assigned Property and the Subleases related thereto and (v) any right to exercise any election or option or make any decision or determination, or to give or receive any notice, consent, waiver or approval, or to take any other action in respect of, but in each case, only to the extent relating to, any Excluded Property.

      "EX-IM BANK" shall mean the Export-Import Bank of the United States, an agency of the United States of America.

      "EX-IM BANK COMMITMENT" shall mean U.S.$396,822,827.

                                                                    [Appendix A]

      "EX-IM BANK COMMITMENT FEE" shall have the meaning set forth in Section 4.7(a) of the Loan Agreement.

      "EX-IM BANK ELIGIBLE AMOUNT" shall mean, in respect of Aircraft, the amount of the purchase price of such Aircraft which has been approved by Ex-Im Bank to be eligible for Ex-Im Bank support and which amount shall not exceed the sum of (a) eighty five per cent. (85%) of the Purchase Price for such Aircraft and (b) one hundred per cent. (100%) of the related Ex-Im Bank Exposure Fee, less (c) in the case of any Delivered Aircraft for which the Delivery Date occurred one (1) month or more prior to the Borrowing Date therefor, the amount determined by Ex-Im Bank as being equal to the aggregate amount which, based on a loan drawdown on such Delivery Date in the amount equal to the sum of (a) and
(b) aforesaid on the basis of the same being repayable on a "mortgage style" basis at monthly intervals over the period of twelve (12) years from such Delivery Date in accordance with an amortization schedule calculated by application of an assumed interest rate equal to the Relevant Rate used in determining the amortization schedule applicable to the Loan relating to such Aircraft, would have been repaid on or by such Borrowing Date and which amount is set forth in the Notice of Borrowing relating to such Aircraft.

      "EX-IM BANK EXPOSURE FEE" shall have the meaning set forth in Section 4.7(b) of the Loan Agreement.

      "EX-IM BANK GUARANTEE" shall mean the guarantee agreement dated as of the Signing Date by and among Ex-Im Bank and the Facility Agent.

      "EX-IM BANK MAKE-WHOLE AMOUNT" shall mean, in respect of each Fixed Rate Note, an amount (if greater than zero) as determined by Ex-Im Bank equal to (x) the discounted cash-flow of the remaining scheduled installments of principal of and interest on such Fixed Rate Notes assigned to Ex-Im Bank as determined as of the date of such assignment (the "CALCULATION DATE") minus (y) the aggregate outstanding principal amount of such Fixed Rate Notes so assigned to Ex-Im Bank. In determining the discounted cash flow for any Fixed Rate Note, the discount rate to be applied shall be the U.S. Treasury Rate for relevant Treasury securities having maturities as close as practicable to the weighted average term of the remaining scheduled installments of principal of any Fixed Rate Note so assigned to Ex-Im Bank.

      "EX-IM BANK STATUTES" shall mean each of 12 U.S.C. 635(b)(2), (b)(4),
(b)(5), and (b)(6), 22 U.S.C. 2291, et seq., 22 U.S.C. 2371, applicable
Executive Orders issued by the President of the United States, and applicable laws and regulations of the United States of America, including, but not limited to those provisions contained in the annual Foreign Operations, Export Financing and Related Programs Appropriations Act, and such other Applicable Law of the United States that may be in effect from time to time which may affect, limit or prohibit the ability of Ex-Im Bank to issue loans, guarantees or insurance, or to do business in certain countries or to participate in transactions in which an item purchased with the benefit of Ex-Im Bank support is to be used in certain countries or by an agency or national thereof (except to the extent that the President of the United States has made a determination in accordance with the provisions of Applicable Law that the conduct of business by Ex-Im Bank with any such country is in the interest of the United States), as well as all applicable sanctions and regulations of the United Nations.

                                                                    [Appendix A]

      "FAA" shall mean the Federal Aviation Administration of the United States and any successor Government Body.

      "FACILITY AGENT" shall mean Barclays Bank PLC, as facility agent under the Loan Agreement.

      "FEE LETTERS" shall mean each of those letters from GATX (a) dated October 31, 2001 to Ex-Im Bank; (b) dated the Signing Date to the Facility Agent; (c) dated October 31, 2001 to Milbank, Tweed, Hadley & McCloy LLP; and (d) such other letters as shall be executed from time to time between GFC or any Lessee and the Facility Agent or Security Trustee in connection with the transactions contemplated by the Operative Documents, each in respect of the payment of various commitment, agency, arrangement and/or other fees and/or expenses.

      "FINAL DISBURSEMENT DATE" shall mean, with respect to the Loan for an Aircraft, April 16, 2003.

      "FINAL MATURITY DATE" shall mean, with respect to each Loan, the final scheduled Loan Payment Date applicable to such Loan.

      "FINAL RELEASE DATE" shall mean September 30, 2007.

      "FIRST RELEASE DATE" shall mean September 30, 2003.

      "FIXED RATE" shall mean, with respect to a Loan or Note, the per annum fixed rate of interest determined with reference to the interest swap markets and agreed between the Facility Agent and GFC on behalf of the relevant Borrower at or before 10:00 a.m. (New York time) two (2) Business Days prior to the Borrowing Date or Conversion Date applicable to such Loan (which rate shall be confirmed in writing by the Facility Agent to GFC promptly following the determination thereof) and notified in writing by the Facility Agent to Ex-Im Bank.

      "FIXED RATE NOTE" shall mean, with respect to any Loan that accrues interest at a Fixed Rate, the promissory note issued by (a) the Initial Borrower of such Loan on the Borrowing Date with respect to such Loan or (b) the Borrower of such Loan on the Conversion Date (if any) for such Loan, which Note shall be substantially in the form of Exhibit B-2 to the Loan Agreement, and "FIXED RATE NOTES" shall mean all such notes issued by Borrowers from time to time.

      "FIXED RENTAL AMOUNT" shall mean, in respect of an Aircraft and each Basic Rent Payment Date referable to the Note related thereto, an amount in Dollars equal to the principal amount of such Note expressed to be due and payable in
Schedule I to such Note on such Basic Rent Payment Date.

      "FLOATING RATE" shall mean, with respect to an Interest Period, a per annum rate of interest equal to LIBOR for a period equal to such Interest Period on the Quotation Date for such Interest Period or, with respect to the Interest Period which commences or commenced on a Borrowing Date, either such rate as aforesaid or such other rate as is agreed by the Facility Agent, Ex-Im Bank and GFC on or prior to such Borrowing Date.

                                                                    [Appendix A]

      "FLOATING RATE NOTE" shall mean, with respect to any Loan that accrues interest at a Floating Rate, the promissory note issued by the Borrower of such Loan on the Borrowing Date with respect to such Loan, which Note shall be substantially in the form of Exhibit B-1 to the Loan Agreement, and "FLOATING RATE NOTES" shall mean all such notes issued by Borrowers from time to time.

      "GAAP" shall mean generally accepted accounting principles of the United States.

      "GATX CORP" shall mean GATX Corporation, a New York corporation.

      "GATX GROUP" shall mean GATX Corp and its Subsidiaries from time to time.

      "GATX GUARANTEE" shall mean the guarantee agreement dated as of the Signing Date between the Guarantors and the Security Trustee in respect of the obligations of the Borrowers and Lessees from time to time under the Operative Documents.

      "GATX GUARANTEE CONFIRMATION" shall mean each confirmation by the Guarantors substantially in the form set forth in Schedule 1 to the GATX Guarantee.

      "GFC" shall mean GATX Financial Corporation, a Delaware corporation.

      "GOVERNMENT BODY" shall mean any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any securities exchange and any self-regulatory organization.

      "GUARANTEE DEFAULT" shall mean a Material Default with respect to either Guarantor.

      "GUARANTEE LEGEND" shall have the meaning set forth in the Ex-Im Bank Guarantee.

      "GUARANTEED AMOUNT" shall have the meaning set forth in the Ex-Im Bank Guarantee.

      "GUARANTOR" shall mean each of GFC and GATX Corporation.

      "HOME COUNTRY" shall mean each of France, Germany, Spain, the United Kingdom and the United States of America.

      "HOME COUNTRY AIR CARRIER" shall mean an air carrier whose principal place of business is located in any Home Country.

      "HOME COUNTRY RULES" shall mean the following:

      (a) Subject always to paragraphs (b), (c) and (d) immediately below, during the period of two (2) years commencing on and following the Borrowing Date for any Aircraft, (the "Initial Period") such Aircraft will not be leased to any Home Country Air Carrier:

                                                                    [Appendix A]

      (b) Subject always to paragraph (c) immediately below, any Aircraft may be leased to a Home Country Air Carrier:

                  (i) following the bona fide repossession of such Aircraft by, or the delivery or redelivery of such Aircraft to, the Operating Lessor thereof as a result of the termination of the leasing thereof under the Initial Operating Lease therefor prior to its scheduled expiry date as a result of an Operating Lease Event of Default thereunder; or

                  (ii)  after Initial Period for such Aircraft has ended.

      (c) Subject always to paragraph (d) immediately below, at no time will any Aircraft be operated or used principally by any Home Country Air
            Carrier:

                  (i) if, at such time, four (4) or more Aircraft would be operated or used principally by a Home Country Air Carrier or Home Country Air Carriers;

                  (ii)  which is a U.S. Air Carrier;

                  (iii) for a term of more than five (5) years.

      (d) If, following the Signing Date, Ex-Im Bank relaxes its policy generally in relation to the matters set forth in paragraphs (a),
            (b) and (c) immediately above, so long as Ex-Im Bank's policy remains so relaxed, the foregoing restrictions shall be deemed to be modified accordingly.

      "INDEBTEDNESS" of any Person shall mean, on any date, all indebtedness of such Person as of such date, and shall include the following: (i) all indebtedness of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services other than in the ordinary course of business, (iv) all obligations of such Person under leases, (v) all net indebtedness secured by a Lien other than a Permitted Lien on any asset of such Person, whether or not such Person has assumed or is otherwise liable for such indebtedness, (vi) all Indebtedness of others guaranteed in any manner, directly or indirectly, by such Person (or in effect guaranteed indirectly, by such Person through an agreement intended to have the effect of Indebtedness or to assure the holder of Indebtedness of such obligor against loss, whether through an obligation of such Person to purchase property or services or to maintain such obligor's financial condition or otherwise) and (vii) all net reimbursement obligations of such Person in respect of letters of credit, foreign currency sale agreements and bankers' acceptances, except such as are obtained by such Person to secure performance of obligations (other than for borrowed money or similar obligations) incurred in the ordinary course of such Person's business. Notwithstanding the foregoing, corporate bilateral interline agreements and trade payables incurred in the ordinary course of business shall not constitute "Indebtedness".

                                                                    [Appendix A]

      "INDEMNIFIED PERSON" shall have the meaning set forth in Section 10(b) of the Participation Agreement.

      "INITIAL BORROWER" shall mean, in respect of an Aircraft or the Lease, Loan or Note referable thereto, the Person defined as the "Borrower" in the Borrowing Date Supplement with respect to such Aircraft.

      "INITIAL BORROWER PARTY" shall each mean USEB Aircraft Limited, a limited liability company duly incorporated under the laws of the Cayman Islands.

      "INITIAL LENDER" shall mean Barclays Bank PLC, a public limited liability company incorporated and existing under the laws of England and Wales.

      "INITIAL LESSEE" means, in respect of an Aircraft and the Lease therefor, the Person defined as the "Lessee" in the Borrowing Date Supplement referable to such Aircraft.

      "INITIAL LESSEE PARENT" shall mean GATX Third Aircraft Corporation, a Delaware corporation.

      "INITIAL LESSEE PARTY" shall mean Cayman Lessee Party No. 1, Cayman Lessee Party No. 2, the Delaware Lessee Party, the Irish Lessee Party or the Cypriot Lessee Party.

      "INITIAL LESSOR" shall each mean, in respect of an Aircraft or the Lease referable thereto, the Person defined as the "Lessor" in the Borrowing Date Supplement referable to such Aircraft.

      "INITIAL LESSOR PARENT" shall mean Walkers SPV, not in its individual capacity except as set forth in the Participation Agreement, but solely acting in its capacity as trustee of the USEB Aircraft Trust under the initial Declaration of Trust.

      "INITIAL LESSOR PARTY" shall mean the Initial Borrower Party.

      "INITIAL LESSEE SHARE PLEDGE AGREEMENTS" shall mean, collectively, each of
(i) the share charge agreement dated as of the first Borrowing Date by the Initial Lessee Parent, as pledgor, in favor of the Security Trustee as secured party in respect of the pledge of all of the shares of Cayman Lessee Party No. 1, (ii) the share charge agreement dated as of the first Borrowing Date by Lessee Parent, as pledgor, in favor of the Security Trustee as secured party in respect of the pledge of all of the shares of Cayman Lessee Party No. 2, (iii) the share pledge and charge dated as of the first Borrowing Date by Lessee Parent, as pledgor, in favor of the Security Trustee as secured party in respect of the pledge of all of the shares of capital stock of Cypriot Lessee Party,
(iv) the Mortgage over Shares dated as of the first Borrowing Date by Lessee Parent, as pledgor, in favor of the Security Trustee as secured party in respect of the pledge of all of the shares of capital stock of the Irish Lessee Party, and (v) the share pledge agreement dated as of the first Borrowing Date by Lessee Parent, as pledgor, in favor of the Security Trustee as secured party in respect of the pledge of all of the shares of capital stock of Delaware Lessee Party.

      "INITIAL LESSOR SHARE PLEDGE AGREEMENT" shall mean the lessor share charge agreement dated as of the Signing Date by the Initial Lessor Parent, as chargor, in favor of the Security Trustee, as secured party in respect of the charge of all of the shares of USEB Aircraft Limited.

                                                                    [Appendix A]

      "INITIAL OPERATING LEASE" shall mean, in respect of an Aircraft, the Operating Lease defined as the "Initial Operating Lease" in the Borrowing Date Supplement referable to such Aircraft.

      "INITIAL OPERATING LESSEE" shall mean, in respect of an Aircraft, the initial Operating Lessee defined as the "Initial Operating Lessee" in the Borrowing Date Supplement referable to such Aircraft.

      "INITIAL OPERATING LESSOR" shall mean, in respect of an Aircraft, the Lessee Party defined as the "Operating Lessor" in the Borrowing Date Supplement referable to such Aircraft.

      "INITIAL RENT" shall mean, in respect of an Aircraft, an amount equal to the aggregate of (i) the difference between the Purchase Price for such Aircraft and the Loan related to such Aircraft made on the Borrowing Date for such Aircraft and (ii) the Security Amount for such Aircraft.

      "INITIAL STATE OF REGISTRATION" shall mean, in respect of an Aircraft, the State of Registration defined as the "Initial State of Registration" in the Borrowing Date Supplement referable to such Aircraft.

      "INSTRUCTING GROUP" shall mean until such time as the Ex-Im Bank Guarantee is no longer in effect and all amounts payable to Ex-Im Bank under the Operative Documents (excluding, for the avoidance of doubt, amounts payable in respect of any Other Ex-Im Bank Indebtedness) have been paid in full, Ex-Im Bank; and thereafter, until the Loans made under the Loan Agreement have been paid in full and all amounts payable to the Lenders and the Facility Agent under the Operative Documents have been paid in full, the Facility Agent; and thereafter, until all Other Ex-Im Bank Indebtedness has been paid in full, Ex-Im Bank, and thereafter, with respect only to the Borrower Collateral, GFC.

      "INSURANCE PROCEEDS" shall mean, in respect of an Aircraft, any and all proceeds realized from the Insurances for such Aircraft (other than third party liability insurances).

      "INSURANCES" shall mean, in respect of an Aircraft, any and all contracts or policies of insurance maintained by the relevant Lessee or any Operating Lessee of such Aircraft in respect of such Aircraft pursuant to Section 10 of such Lease and Section 11 of the Initial Operating Lease for such Aircraft (or any similar provisions of any other Operating Lease for such Aircraft).

      "INSURER" shall mean, in respect of any Insurances, the insurers providing the same.

      "INSURER ACKNOWLEDGMENT" shall mean, with respect to each Notice to Insurer for each Aircraft, the acknowledgment and consent by the Insurer, in substantially the form of Schedule 1 to each Insurance Assignment relating to such Aircraft, provided, that such Insurer Acknowledgment shall not be required if the Insurances for such Aircraft have an AVN67B endorsement which lists the Assignment of Insurances and the Operating Lessor Security Assignment for such Aircraft as "Contracts" for the purposes thereof.

                                                                    [Appendix A]

      "INTERCOMPANY LOAN" shall mean, in respect of a Lessee, each and every loan advanced by GFC to such Lessee from time to time,

      "INTEREST" shall mean, collectively, (i) the Lenders' interests in the Loans, (ii) each Lessor Parent's interest in each Lessor, (iii) the Initial Lessee Parent's interest in each of Cayman Lessee Party No. 1, Cayman Lessee Party No. 2, Cypriot Lessee Party, Irish Lessee Party and Delaware Lessee Party and any other Lessee and (iv) each other Lessee Parent's interest in any Lessee Party.

      "INTEREST PERIOD" shall mean, (i) with respect to any Loan while such Loan bears interest at a Floating Rate, the period commencing on and including the relevant Borrowing Date and ending on but excluding the initial Loan Payment Date applicable to such Loan, and thereafter, each successive period commencing on and including the last day of the immediately preceding Interest Period for such Loan and ending on but excluding the next succeeding Loan Payment Date applicable to such Loan; and (ii) with respect to any Loan while such Loan bears interest at a Fixed Rate, the period commencing on and including the relevant Borrowing Date or Conversion Date, as the case may be, and ending on but excluding the next succeeding Loan Payment Date applicable to such Loan, and thereafter, each successive period commencing on and including the last day of the immediately preceding Interest Period for such Loan and ending on but excluding the next succeeding Loan Payment Date applicable to such Loan; provided, that if any Interest Period ends on a day which is not a Business Day, the last day of the Interest Period shall, if the relevant Loan bears interest at a Floating Rate, be the immediately succeeding Business Day, provided further, that anything in the Loan Agreement to the contrary notwithstanding, an Interest Period for any Loan that would otherwise extend beyond a Loan Payment Date applicable to such Loan shall end on such Loan Payment Date, and the final Interest Period for each Loan shall end on the relevant Final Maturity Date.

      "INTERNATIONAL INTEREST" means an interest which is constituted as an international interest under Article 10 of the Cape Town Convention.

      "INVESTMENT EARNINGS" shall mean investment earnings on funds on deposit in the Security Account.

      "IRISH LESSEE PARTY" shall mean Jackson Leasing (Ireland) Limited, a company duly organized under the laws of the Republic of Ireland.

      "JAA" shall mean the European Joint Airworthiness Authority.

      "JURISDICTIONAL QUESTIONNAIRE" shall mean, in respect of an Aircraft, a summary (in form and substance agreed between GFC and Ex-Im Bank) of the Applicable Law in relation to the financing of such Aircraft pursuant to the Operative Documents in the proposed or then current State of Registration for such Aircraft.

      "LEASE" shall mean, in respect of an Aircraft, the lease agreement dated as of the Borrowing Date for such Aircraft between the Lessor and the Lessee for such Aircraft, substantially in the form of the "Form of Lease and Credit Sale Agreement No. [ ]" initialed on the Signing Date for the purposes of identification by Milbank, Tweed, Hadley & McCloy LLP and Clifford Chance LLP.

                                                                    [Appendix A]

      "LEASE DEFAULT" shall mean shall mean a Lease Event of Default or an event or condition that, with the giving of notice or lapse of time or both, would become a Lease Event of Default.

      "LEASE EVENT OF DEFAULT" shall have, in respect of an Aircraft, the meaning set forth in Section 13 of the Lease for such Aircraft.

      "LEASE SUPPLEMENT" shall mean, in respect of an Aircraft, the lease supplement, dated the Borrowing Date for such Aircraft, between the Lessor and Lessee for such Aircraft, substantially in the form of Exhibit I to such Lease for such Aircraft, or such other supplement to the Lease for such Aircraft as entered into from time to time between such Lessor and Lessee under such Lease.

      "LENDER" shall mean, in respect of any Note or the Loan relating thereto:
(a) at any time prior to any demand for payment being made under the Ex-Im Bank Guarantee for any amount due under such Note or related Loan, the registered owner or owners of such Note and Loan on the register maintained by the Facility Agent pursuant to Section 4.6 of the Loan Agreement, and (b) after any demand for payment being made under the Ex-Im Bank Guarantee for any amount due under such Note or related Loan, Ex-Im Bank.

      "LENDER LIEN" shall mean, in respect of an Aircraft, any Lien on the Airframe, any related Engine or Part arising as a result of or in connection with (i) claims against or affecting any Lender, the Security Trustee, the Facility Agent or Ex-Im Bank (each a "LENDER PERSON") or any of their respective Affiliates (other than in the case of Ex-Im Bank, the United States of America, or any agency or instrumentality thereof) that are not related to the transactions contemplated by the Operative Documents (but specifically excluding any debt, liability or other obligation imposed on any Lender Person or any of its Affiliates as a result of the use, operation or maintenance of such Aircraft while subject to the Lease for such Aircraft and any Lien created pursuant to any Operative Document), (ii) any act or omission of any Lender Person or any of its Affiliates (other than in the case of Ex-Im Bank, the United States of America, or any agency or instrumentality thereof) that is not related to the transactions contemplated by the Operative Documents, or (iii) Taxes (including claims therefor) or Claims imposed on any Lender or any of its respective Affiliates (other than in the case of Ex-Im Bank, the United States of America, or any agency or instrumentality thereof) for which no Lessee is obligated to indemnify pursuant to any of the Operative Documents.

      "LENDING OFFICE" shall mean, for each Lender, the Lending Office or Lending Offices of such Lender designated in the relevant Loan Agreement or such other office of such Lender as such Lender may from time to time specify upon at least five (5) Business Days prior written notice to the Borrowers, GFC and the Facility Agent.

      "LESSEE" shall mean, in respect of an Aircraft and the Lease referable thereto, (a) as from the Borrowing Date with respect to such Aircraft, the Initial Lessee of such Aircraft under such Lease and (b) thereafter from time to time any other Person that shall, in accordance with the Operative Documents, have become and be the Lessee of such Aircraft under such Lease.

      "LESSEE PARTY" shall mean (a) each Initial Lessee Party and (b) each other Person that shall have become a Lessee Party for the purposes of the Operative Documents.

                                                                    [Appendix A]

      "LESSEE PARENT" shall mean, with respect to each Initial Lessee Party, the Initial Lessee Parent and, with respect to any other Lessee Party, the Person named as the Lessee Parent of such other Lessee in the Designation Letter referable to such other Lessee.

      "LESSEE PERFECTION MECHANICS" shall have, in respect of an Aircraft, the meaning giving to such to term in the Borrowing Date Supplement for such Aircraft.

      "LESSEE POWER OF ATTORNEY" shall mean, in respect of an Aircraft, the power of attorney executed by the Lessee of such Aircraft in favor of the Security Trustee pursuant to Section 4(i) of the Aircraft Mortgage for such Aircraft.

      "LESSEE SHARE PLEDGE AGREEMENT" shall mean, in respect of any Initial Lessee Party, the Initial Lessee Share Pledge Agreement relating to such Initial Lessee Party and, in relation to any other Lessee Party, the pledge of all of the shares of capital stock of such other Lessee Party granted by the Lessee Parent of such other Lessee Party in favor of the Security Trustee as contemplated in Section 6A of the Participation Agreement substantially in the form of such Initial Lessee Share Pledge Agreement.

      "LESSOR" shall each mean, in respect to an Aircraft or the Lease referable thereto, (a) as from the Borrowing Date with respect to such Aircraft, the Initial Lessor of such Aircraft under such Lease and (b) thereafter from time to time any other Person that shall, in accordance with the Operative Documents, have become and be the Lessor of such Aircraft under such Lease.

      "LESSOR LIEN" shall mean, in respect of an Aircraft, any Lien on any related Airframe, Engine, Part, any Collateral, any payments pursuant to the Operative Documents or any part of the Trust Estate arising as a result of or in connection with (i) claims against or affecting the Lessor or Borrower referable to such Aircraft, the relevant Lessor Parent or Walkers SPV (or any Affiliate of any thereof) that are not related to the transactions contemplated by the Lease for such Aircraft and the other Operative Documents, (ii) any act or omission of such Lessor, Borrower, Lessor Parent or Walkers SPV (or any Affiliate of any thereof) that is not related to the transactions contemplated by such Lease and the other Operative Documents or is in violation of any of the terms hereof or of the other Operative Documents, or (iii) Taxes (including claims therefor) or Claims imposed on such Lessor, Borrower, Lessor Parent or Walkers SPV or any of its respective Affiliates for which no Lessee is obligated to indemnify pursuant to any of the Operative Documents.

      "LESSOR PARENT" shall mean, in respect of the Initial Lessor Party, the USEB Aircraft Trust and, in respect of any other Lessor Party, the trust or other Person that is the legal and beneficial owner of such Lessor Party.

      "LESSOR PARENT TRUST" shall mean, in respect of the Initial Lessor Party, the USEB Aircraft Trust and, in respect of any other Lessor Party, the trust that is the legal and beneficial owner of such Lessor Party.

      "LESSOR PARENT TRUST COMPANY" shall mean, in the case of the Initial Lessor Party, Walkers SPV and, in the case of any other Lessor Party, such Person that is the legal owner of such Lessor Party.

                                                                    [Appendix A]

      "LESSOR PARTY" shall mean (a) the Initial Lessor Party and (b) each other Person that shall have become a Lessor Party for the purposes of the Operative Documents.

      "LESSOR POWER OF ATTORNEY" shall mean, in respect of an Aircraft, the power of attorney executed by the Lessor of such Aircraft in favor of the Security Trustee pursuant to Section 4(i) of the Aircraft Mortgage of such Aircraft.

      "LESSOR SHARE PLEDGE AGREEMENTS" shall mean, in respect of the Initial Lessor Party, the Initial Lessor Share Pledge Agreement and, in relation to any other Lessor Party, the pledge or charge of all of the shares of capital stock of such other Lessor Party granted by the Lessor Parent of such other Lessor Party in favor of the Security Trustee as contemplated in Section 6A of the Participation Agreement.

      "LIBOR" shall mean, in relation to any amount in any currency on which interest is to accrue and any period for which the same is to be established, the offered rate per annum for deposits in Dollars equal, or as close as practicable, to the period for which such rate is to be established which appears on the Telerate Page 3750 (or such other page as may replace such Telerate Page 3750 for the purpose of displaying London Interbank offered rates for Dollar deposits) at or about at 11:00 a.m. (London time) on the Quotation Date therefor; provided that, if at or about 11:00 a.m. (London time) on the relevant Quotation Date no such rate is appearing on Telerate Page 3750 (or any such replacement page) then "LIBOR" in respect of the relevant period shall be the arithmetic mean, as determined by the Facility Agent, of the rates per annum (rounded upwards, if necessary, to the fourth decimal place) appearing on the Reuters screen "LIBO" page in respect of amounts denominated in Dollars (or such other page as may replace such "LIBO" page for the purpose of displaying London Interbank offered rates for Dollar deposits), at or about 11:00 a.m. (London time) on such Quotation Date and provided further that if at or about 11:00 a.m. (London time) on such Quotation Date no such rate is appearing on the Reuters screen "LIBO" page (or any such replacement page) then "LIBOR" means the rate per annum determined by the Facility Agent to be equal to the arithmetic mean (to four (4) decimal places) of the rates (as notified to the Facility Agent) at which each of the Reference Banks was offering to prime banks in the London Interbank Market deposits in Dollars equal, or as close as practicable, to such period at or about 11:00 a.m. (London time) on the Quotation Date for such period; provided further that, if on such Quotation Date no Reference Bank provides such offered quotations, "LIBOR" shall be the arithmetic mean (to four
(4) decimal places) of the offered per annum rates that one or more leading banks in New York City (selected by the Facility Agent) are quoting as of 11:00 a.m., New York City time, on such Quotation Date to leading European banks for Dollar deposits for a period most nearly comparable to such relevant period; provided further that, if such banks are not quoting as described above, "LIBOR" for such date shall be the cost, as determined by the Facility Agent, of funding the relevant amount for the relevant period from whatever sources it may reasonably select from time to time.

      "LIEN" shall mean as applied to the property or assets (or the income or profits therefrom) of any Person (in each case, whether the same is consensual or non-consensual or arises by contract, operation of law, legal process or otherwise), any lien, mortgage, encumbrance, pledge, attachment, levy, charge, lease, inscription on a public record, adverse claim, right of others or security interest of any kind, including any thereof arising under any

                                                                    [Appendix A]

conditional sale or other title retention agreement and any agreement to give any thereof in respect of any property or assets of such Person, or upon the income or profits therefrom.

      "LOAN" shall mean, in respect of an Aircraft, the loan made to the Borrower referable to such Aircraft pursuant to the Loan Agreement on the Borrowing Date for such Aircraft and, "LOANS" shall mean, collectively, each of the loans made to the Borrowers pursuant to the Loan Agreement for such Aircraft and the Other Aircraft.

      "LOAN AGREEMENT" shall mean the Loan agreement dated as of the Signing Date among the Initial Borrower Party, as borrower, the Initial Lender, the Facility Agent, the Security Trustee and Ex-Im Bank.

      "LOAN DOCUMENTS" shall mean the Loan Agreement, the Notes, the Borrower Indemnity Agreement, the Ex-Im Bank Guarantee and the Security Documents.

      "LOAN DEFAULT" shall mean a Loan Event of Default or an event or condition that, with the giving of notice or lapse of time or both, would become a Loan Event of Default.

      "LOAN EVENT OF DEFAULT" shall have the meaning set forth in Section 10.1 of the Loan Agreement.

      "LOAN PAYMENT DATE" shall mean (A) in respect of the Loan made or to be made in respect of an Aircraft in respect of which, and so long as, interest thereon accrues at a Floating Rate, (i) the first Monthly Date occurring at least one (1) calendar month after the Borrowing Date for such Loan (provided that if such Borrowing Date is a Monthly Date the first Loan Payment Date shall be the Monthly Date in the next calendar month) and (ii) each successive Monthly Date thereafter up to and including the Monthly Date which occurs on the twelfth (12th.) anniversary of the Delivery Date of such Aircraft or (if such twelfth (12th.) anniversary does not occur on a Monthly Date) the Monthly Date last occurring prior to such twelfth (12th.) anniversary (or such later Monthly Date agreed by Ex-Im Bank as set forth in Schedule I to the Note for such Loan), provided, that, if any such Monthly Date occurs on a day which is not a Business Day, the relevant Loan Payment Date shall be the immediately succeeding Business Day or (B) in respect of the Loan made or to be made in respect of each Aircraft in respect of which, and so long as, interest thereon is to accrue at a Fixed Rate, (i) the first Quarterly Date occurring after the Borrowing Date or Conversion Date (as appropriate) for such Loan and (ii) each successive Quarterly Date thereafter up to and including the Quarterly Date which occurs on the twelfth (12th.) anniversary of the Delivery Date of such Aircraft or (if such twelfth (12th) anniversary does not occur on a Quarterly Date) the Quarterly Date last occurring prior to such twelfth (12th) anniversary (or such later Quarterly Date agreed by Ex-Im Bank as set forth in Schedule I to the Note for such Loan), provided that, if any such Quarterly Date or such twelfth (12th.) anniversary occurs on a day which is not a Business Day, the relevant Loan Payment Date shall be the immediately succeeding Business Day.

      "LOCAL COUNSEL" shall mean, in respect of an Aircraft, the special counsel on matters relating to the law of the State of Registration of such Aircraft, as acceptable to Ex-Im Bank, and, in the case of the Initial State of Registration, shall have the meaning set forth in the Borrowing Date Supplement referable to such Aircraft.

                                                                    [Appendix A]

      "LOCAL MORTGAGE" shall mean, with respect to an Aircraft, (i) any aircraft mortgage, security agreement or similar document for such Aircraft (other than the Aircraft Mortgage for such Aircraft) required by the Applicable Law of the State of Registration for such Aircraft in order to properly record or perfect the Security Trustee's Lien on the Mortgaged Property in such State of Registration, and (ii) the form of the Aircraft Mortgage (if not the same in all material respects as the Aircraft Mortgage) for such Aircraft, if any, recorded with the Civil Aviation Authority or any other Government Body under the Applicable Laws of the State of Registration for such Aircraft as contemplated in Section 6 of such Aircraft Mortgage.

      "LONDON BUSINESS DAY" shall mean any day other than a Saturday or Sunday on which commercial banks are not authorized or required to close in London, England and which is also a day on which dealings in Dollar deposits are carried out in the London interbank market.

      "LTV RATIO" shall mean, in respect on an Aircraft, the aggregate Appraised Value (at the time of determination) of the Other Aircraft expressed as a percentage of the aggregate amount of the Loans outstanding (at the time of determination) for such Other Aircraft.

      "MAINTENANCE PROGRAM" means, in respect of an Aircraft, so long as such Aircraft is being leased to an Operating Lessee pursuant to an Operating Lease, the "Maintenance Program" as defined in such Operating Lease and during any period that the Aircraft is Off-Lease, the overhaul and maintenance program (including, with respect to storage of such Aircraft) for such Aircraft determined by GFC in accordance with the Standard and approved by the State of Registration for such Aircraft.

      "MAJORITY LENDERS" shall mean one or more Lenders having at least 66-2/3% of the principal amount of the Loans, from time to time outstanding, or if no Loan is outstanding, having at least 66-2/3% of the Commitments; provided that after any assignment by all of the Lenders to Ex-Im Bank of the Notes under the Ex-Im Bank Guarantee, "Majority Lenders" shall mean, to the extent of such assignment, Ex-Im Bank.

      "MANDATORY PREPAYMENT EVENT" has the meaning set forth in Section 15 of each Lease.

      "MANUALS AND TECHNICAL RECORDS" shall mean, with respect to any Aircraft, Engine or Part, (a) all books, logs, manuals and data, and inspection, maintenance, modification and overhaul records (including all job cards) and any certificates or documents as are required to be maintained with respect to such Aircraft Engine or Part under applicable rules and regulations of the Civil Aviation Authority referable to such Aircraft or by applicable supplier warranties (or other similar guarantees or warranties of any Manufacturer or supplier of any Aircraft, Engine or Part) or by any applicable requirements of any insurer to be kept or maintained with regard to such Aircraft, Engine or Part and (b) all such records as shall be necessary to constitute complete, accurate and current records (i) in accordance with good aeronautical practice of flights made by such Aircraft, Engine or Part, (ii) of all maintenance modifications and repairs carried out and all incidents and damage occurring to such Aircraft, Engine or Part and (iii) to show the location of such Aircraft, Engine or Part.

      "MANUFACTURER" shall mean The Boeing Company, a Delaware corporation.

                                                                    [Appendix A]

      "MANUFACTURER CONSENT AND AGREEMENTS" shall mean, in respect of a Remaining Aircraft, the consent and agreement by the Manufacturer dated the Borrowing Date for such Aircraft, substantially in the form of Annex I to the Purchase Agreement Assignment for such Aircraft.

      "MANUFACTURER'S SUBSIDIARY" shall mean Boeing Sales Corporation, a Guam corporation.

      "MATERIAL ADVERSE EFFECT" shall mean, in relation to any Person, (a) a material adverse effect upon the business, assets, property, financial condition, operations or prospects of such Person, (b) a material adverse effect upon the ability of such Person to perform its obligations under the Operative Documents, (c) a material adverse effect on the validity or enforceability of any of the Operative Documents, (d) a material adverse effect on the rights or remedies of any Secured Party under any of the Operative Documents or (e) any event or circumstance which materially and adversely affects any Airframe or any Engine or such Person's interest therein or involves any risk of the sale, seizure or forfeiture of any Airframe or any Engine.

      "MATERIAL DEFAULT" shall mean, in respect of an Aircraft, a Lease Default under Section 13(a), (b), (c), (f), (g), (h), (i) and (j) of the Lease for such Aircraft.

      "MATERIAL OPERATING LEASE DEFAULT" shall mean, in respect of an Aircraft, an Operating Lease Event of Default under the Operating Lease for such Aircraft, an Operating Lease Default of the type specified in Sections 15(b), (e), (f),
(g), (h), (i), (j), (k), (l), (m), (q), (r), (t), (u), (v) or (w) of the Model
Form Operating Lease.

      "MINIMUM LEASE PROVISIONS" shall mean, in respect of an Aircraft, and with respect to any Operating Lease for such Aircraft (whether proposed or in effect), the terms and conditions set forth in Schedule 2 to the Participation Agreement.

      "MODEL FORM OPERATING LEASE" shall mean the pro forma aircraft lease agreement initialed on the Signing Date for the purposes of identification on behalf of Clifford Chance and Milbank, Tweed, Hadley & McCloy LLP.

      "MODIFICATION" shall have the meaning set forth in Section 8E(a) of the Participation Agreement.

      "MONTHLY DATE" shall mean the 16th day of each calendar month.

      "MOODY'S" shall mean Moody's Investors Service, Inc.

      "MORTGAGED PROPERTY" shall have, in respect of an Aircraft, the meaning ascribed to such term in the Aircraft Mortgage for such Aircraft.

      "NET WORTH" shall mean, at any date, in relation to (a) the GATX Group, the total shareholders' equity of the GATX Group on a consolidated basis and (where the context so permits) as set out in the most recent annual audited consolidated financial statements of the GATX Group delivered pursuant to
Section 8F(b) of the Participation Agreement and (b) any other Person, the total shareholders' equity of such other Person and its "Subsidiaries on a

                                                                    [Appendix A]

consolidated basis as set out in the most recent annual audited consolidated financial statements of such Person.

      "NON-DISCRIMINATION CERTIFICATE" shall mean, in relation to any sale of an Aircraft permitted under Section 8E(c)(iii)(A) of the Participation Agreement, a certification from GFC confirming that (i) such sale is being concluded in the ordinary course of its business on an "arms-length" basis for bona fide commercial reasons and (ii) such Aircraft has been selected by GFC from among all of the Aircraft then subject to the Lien of the Aircraft Mortgages without discrimination as to the physical condition (including for the avoidance of doubt, with respect to the Manuals and Technical Records) of such Aircraft, or without any discrimination as to such physical condition of the Aircraft that will remain subject to the Lien of the Aircraft Mortgages after the completion of such sale.

      "NON-TAX CLAIM" shall have the meaning set forth in Section 10(a) of the Participation Agreement.

      "NOTE" or "NOTES" shall mean any or all, as the context may require, of the outstanding Floating Rate Notes or the outstanding Fixed Rate Notes.

      "NOTICE OF BORROWING" with respect to any Loan, shall have the meaning set forth in Section 2.2 of the Loan Agreement.

      "NOTICE TO INSURER" shall mean, with respect to each Assignment of Insurances and Operating Lessor Security Assignment for an Aircraft, the notice of assignment of Insurances to the relevant Insurance broker, in substantially the form of Appendix B of such Operating Lessor Security Assignment for such Aircraft.

      "NOTICE TO OPERATING LESSEE" shall mean, in respect of an Aircraft, the notice to the Operating Lessee for such Aircraft of the Operating Lessor Security Assignment therefor, substantially in the form set forth in Appendix A of such Operating Lessor Security Assignment.

      "NOTICES AND ACKNOWLEDGEMENTS OF ASSIGNMENT" shall mean, in respect of an Aircraft, the Notice to Operating Lessee and the Notice to Insurer, in each case, duly signed by the issuer of such notice and the Operating Lessee Consent and Insurer Acknowledgement, and each other acknowledgement duly signed by the recipient of each of the foregoing notices.

      "OBLIGATIONS" shall have the meaning set forth in Section 2(b) of the GATX Guarantee.

      "OBLIGORS" shall mean each of the Lessors, Borrowers and Lessees, and "OBLIGOR" shall mean any of them.

      "OFF-LEASE" shall mean, in respect of an Aircraft, that, at the time of determination, such Aircraft is not subject to an Operating Lease.

      "OPERATING LEASE" shall mean, in respect of an Aircraft, as at the Borrowing Date for such Aircraft, the Initial Operating Lease for such Aircraft, and thereafter any other contract, agreement, arrangement or understanding pursuant to which such Aircraft is leased to and operated by any airline.

                                                                    [Appendix A]

      "OPERATING LEASE CREDIT DOCUMENT" shall mean, in respect of an Aircraft, each letter of credit, guarantee or other similar credit enhancement document provided by any Person to support or guarantee any of the obligations of the relevant Operating Lessee under Operating Lease for such Aircraft.

      "OPERATING LEASE DEFAULT" shall mean, in respect of an Aircraft, an Operating Lease Event of Default or an event or a condition that, with the giving of notice or lapse of time or both, would become an Operating Lease Event of Default.

      "OPERATING LEASE EVENT OF DEFAULT" shall mean, in respect of an Aircraft, an "Event of Default" or "Lease Event of Default" (in either case, as defined in the Operating Lease for such Aircraft, or such other equivalent term).

      "OPERATING LEASE PARTICULARS" shall mean, in respect of an Aircraft, the following information in relation to any proposed Operating Lease (other than the Initial Operating Lease) for such Aircraft : (i) the identity of the proposed Operating Lessee, (ii) the proposed term of the Operating Lease, (iii) if rent is to be paid on a fixed rate basis, the amount of rent payable and, if rent is to be paid on a floating rate basis, reasonable details of the basis on which rent will be calculated, under the terms of the proposed Operating Lease,
(iv) the amount and nature of any collateral to be provided by or on behalf of the proposed Operating Lessee, (v) whether such Operating Lease will be a Quiet Enjoyment Operating Lease, (vi) the amount and nature of any proposed maintenance reserves and (vii) whether the proposed Insurances under the Operating Lease are in compliance with the requirements of the Operative Documents and. if not, details of all non-complying matters.

      "OPERATING LEASE PERIOD" shall mean, in respect of an Aircraft, the scheduled period during which the Operating Lessee of such Aircraft is permitted, by the terms of any Operating Lease for such Aircraft, to lease such Aircraft.

      "OPERATING LEASE RENT" shall mean, in respect of an Aircraft, all amounts payable under the Operating Lease for such Aircraft that constitute "Basic Rent" or "Maintenance Reserve Amounts" (as defined in the Model Form Operating Lease).

      "OPERATING LESSEE" shall mean, in respect of an Aircraft, as of the Borrowing Date for such Aircraft, the Initial Operating Lessee and, thereafter, the Person that is from time to time the lessee under the current Operating Lease of such Aircraft (if any) entered into in accordance with Section 8C of the Participation Agreement.

      "OPERATING LESSEE CONSENT" shall mean, in respect of an Aircraft, the consent and agreement of the Operating Lessee for such Aircraft with respect to the Operating Lessee Security Assignment for such Aircraft, substantially in the form set forth in Appendix A of such Operating Lessor Security Assignment.

      "OPERATING LESSEE POWER OF ATTORNEY" shall mean, in respect of an Aircraft, the power of attorney executed by the Operating Lessee for such Aircraft in favor of, inter alia, the Security Trustee for such Aircraft in connection with the repossession, re-export and deregistration of such Aircraft.

                                                                    [Appendix A]

      "OPERATING LESSOR" shall mean, in respect of an Aircraft, as of any time, the Lessee or Sublessee, as the case may be, which is the lessor under the Operating Lease for such Aircraft.

      "OPERATING LESSOR ASSIGNED DOCUMENTS" shall mean, in respect of an Aircraft, the Operating Lease, each of the Operating Lease Credit Documents (if any), the Assignment of Insurances (if any) and the Assignment of Reinsurances (if any), in each case for such Aircraft from time to time.

      "OPERATING LESSOR SECURITY ASSIGNMENT" shall mean, in respect of an Aircraft, that certain operating lessor security assignment dated as of the Borrowing Date for such Aircraft between the Initial Operating Lessor and the Security Trustee in respect of the Operating Lessor Assigned Documents for such Aircraft from time to time, substantially in the form of the "Form of Operating Lessor Security Assignment" initialed on the Signing Date for purposes of identification by Milbank, Tweed, Hadley & McCloy LLP and Clifford Chance LLP.

      "OPERATIONAL UNDERTAKINGS" shall have, in respect of an Aircraft, the meaning ascribed to such term in Schedule 3 to the Participation Agreement.

      "OPERATIVE DOCUMENTS" shall mean the Participation Agreement, the Loan Agreement, the Ex-Im Bank Guarantee, the GATX Guarantee, the Borrower Indemnity Agreement, each Declaration of Trust, each Corporate Services Agreement, each Lessor Share Pledge Agreement, each Lessee Share Pledge Agreement and the Aircraft Financing Documents for all Aircraft.

      "ORIGINAL PURCHASER" shall mean GATX Jet Partners Ltd.

      "OTHER AIRCRAFT" shall mean, in respect of an Aircraft, any or all, as the context may require, of the other Aircraft.

      "OTHER EX-IM BANK INDEBTEDNESS" shall mean, without duplication, Indebtedness now or hereafter and directly or indirectly owing by GFC, any Lessee or their respective Affiliates to Ex-Im Bank, or any security trustee acting for Ex-Im Bank or any Person who is the beneficiary, directly or indirectly, of any guarantee or other support by Ex-Im Bank (but only to the extent such Indebtedness is guaranteed or supported by Ex-Im Bank) pursuant to any Other Operative Documents); provided, that, in respect of the SAA Transaction, such Indebtedness shall be limited to Indebtedness owing, or which becomes owing, by GFC.

      "OTHER EX-IM BANK TRANSACTIONS" shall mean (i) the Ex-Im Bank-supported financing of the eight (8) Boeing 737-800 aircraft for initial lease to South African Airways pursuant to the three Participation Agreements, each dated as of August 10, 2001, between, among others, Alameda Leasing Limited and Ex-Im Bank, Buchanan Leasing Limited and Ex-Im Bank and Clement Leasing Limited and Ex-Im Bank (together, the "SAA TRANSACTION"), and (ii) any other direct or indirect, past, present or future Ex-Im Bank-supported financing (whether by way of a loan, a lease or a guarantee) for, or for the benefit of, either Guarantor (or any of its Affiliate) (which benefit may be determined conclusively by a letter from GFC to Ex-Im Bank confirming such direct or indirect benefit; provided, however, that the absence of such a letter in respect of any transaction shall not be determinate of whether such transaction is not an Ex-Im Bank-supported financing).

                                                                    [Appendix A]

      "OTHER LEASES" shall mean, in respect of an Aircraft, the Leases for the Other Aircraft.

      "OTHER LESSEES" shall mean, in respect of an Aircraft, the Lessees of the Other Aircraft.

      "OTHER OPERATING LEASES" shall mean, in respect of an Aircraft, the Operating Leases for the Other Aircraft.

      "OTHER OPERATIVE DOCUMENTS" shall mean the "Operative Documents" as used and defined in the Other Ex-Im Bank Transactions.

      "PARTICIPATION AGREEMENT" shall mean the participation agreement dated as of the Signing Date among USEB Aircraft Limited, Geary Leasing Limited, Jackson Leasing Limited, Jackson Leasing Corporation, Jackson Leasing (Ireland) Limited, Jackson Leasing (Cyprus) Limited, Walkers SPV Limited, as Initial Lessor Parent, Barclays Bank PLC, as the Initial Lender and Facility Agent, GATX Financial Corporation, Ex-Im Bank and the Security Trustee.

      "PARTS" shall mean, in respect of an Aircraft, Airframe or any related Engine, all appliances, components, parts, instruments (including avionics), appurtenances, accessories, furnishings and other equipment of whatever nature (other than complete Engines for such Aircraft or engines), that may from time to time be incorporated or installed in or attached to such Airframe or Engine or removed from such Airframe or Engine so long as the relevant Lessor's interest therein shall continue in accordance with the terms of Section 8 of the Lease and any replacement Part which may from time to time be substituted for a Part.

      "PAYMENT CERTIFICATE" shall have the meaning set forth in the Ex-Im Bank Guarantee.

      "PERMITTED INVESTMENTS" shall mean (a) any security issued, or directly and fully guaranteed or insured, by the United States government or any agency or instrumentality thereof and carrying the full faith and credit of the United States, (b) any onshore money market fund offered by the Security Trustee or the Facility Agent or any of their respective Affiliates which fund is rated at least AA by S&P or at least Aa2 by Moody's, and (c) any other security which is designated in writing from time to time by the Instructing Group as being a Permitted Investment.

      "PERMITTED LIENS" shall mean, in respect of an Aircraft, (i) the respective rights of each of the parties to the Operative Documents as provided in the Operative Documents, (ii) the rights of Operating Lessees for such Aircraft and other Persons under subleases and other agreements and arrangements to the extent permitted by the terms of Sections 8C the Participation Agreement and the Lease for such Aircraft, (iii) Lender Liens, (iv) Liens for fees or charges of any airport or air navigation authority payable by any Lessee, any Operating Lessor or any Operating Lessee for such Aircraft either not yet overdue or being contested in good faith by appropriate proceedings that do not involve any material likelihood of the sale, seizure, forfeiture or loss of any Aircraft, or any part thereof, title thereto, interest therein or use thereof and in an aggregate amount not greater than U.S.$ 500,000 (or its equivalent in any other currency) and that do not involve any potential for criminal liability, (v) Taxes payable such Lessee, Operating Lessor or Operating Lessee either not yet overdue or being contested in-good faith by appropriate proceedings that do not involve any material likelihood of the sale, seizure, forfeiture or loss of any Aircraft or any Part thereof, title thereto, interest therein or use thereof and that do not

                                                                    [Appendix A]

involve either any potential for criminal liability or the imposition of any Lien for which an adequate bond has not been posted by such Lessee or Operating Lessee, and in the case of such proceedings so long as adequate reserves are maintained in respect of such Taxes in accordance with relevant generally accepted accounting principles, (vi) materialmen's, mechanics', workmen's, repairmen's, employees' or other like Liens on such Aircraft, Airframe or any related Engine arising in the ordinary course of business of any such Lessee or Operating Lessee for amounts the payment of which is either not yet due or which are being contested in good faith by appropriate proceedings that do not involve any material likelihood of the sale, seizure, forfeiture or loss of such Aircraft or any Part thereof, title thereto, interest therein or use thereof and in the case of such proceedings so long as adequate reserves are maintained in respect of such amounts in accordance with relevant generally accepted accounting principles, (vii) Liens arising out of judgments or awards against such Lessee or Operating Lessee with respect to which at the time an appeal or proceeding for review is being prosecuted in good faith by appropriate proceedings that do not involve any material likelihood of the sale, seizure, forfeiture or loss of such Aircraft or any Part thereof, title thereto, interest therein or use thereof and in the case of such proceedings so long as adequate reserves are maintained in respect of such amounts in accordance with relevant generally accepted accounting principles, (viii) salvage or similar rights of insurers under insurance policies maintained pursuant to and in accordance with
Section 10 of such Lease or the equivalent provision of the Operating Lease of such Aircraft and (ix) any Lien created with the prior written consent of the Security Trustee.

      "PERSON" shall mean any individual, corporation, partnership, joint venture, association, company, trust, non-incorporated organization or Government Body.

      "PLEDGED SECURITIES" shall mean, (i) the shares of each Lessor Party or Borrower Party pledged or charged to the Security Trustee by the related Lessor Parent pursuant to each Lessor Share Pledge Agreement and (ii) the shares of each Lessee pledged or charged to the Security Trustee by the related Lessee Parent pursuant to each Lessee Share Pledge Agreement.

      "POST-DEFAULT RATE" shall mean, in respect of any principal of a Loan, any interest thereon or any other amount payable in respect thereof by the Borrower thereof and/or the Lessee of the related Aircraft under any Lease, the Loan Agreement or any other Operative Document that is not paid when due (whether at stated maturity, by acceleration or otherwise), (a) for any amounts due to any Lender or any Lessor (other than amounts due to Ex-Im Bank), the relevant rate per annum determined pursuant to the Borrower Indemnity Agreement, and (b) for any amounts due to Ex-Im Bank, the rate determined pursuant to Section 3.2(b) of the Loan Agreement.

      "POWERS OF ATTORNEY" shall mean, in respect of an Aircraft, collectively, the Operating Lessee Power of Attorney, the Lessee Power of Attorney and the Lessor Power of Attorney, in each case, for such Aircraft.

      "PROCESS AGENT" shall mean, in respect of each Borrower Party, Lessee Party, Lessor Party and Lessor Parent, the New York office of Corporation Service Company from time to time, or such other respective successor process agent appointed pursuant to Section 33(d) of the Participation Agreement.

                                                                    [Appendix A]

      "PURCHASE AGREEMENT" shall mean the purchase agreement no. 2287 dated as of May 26, 2000 between Original Purchaser and the Manufacturer providing for inter alia the purchase by Original Purchaser from the Manufacturer of the Aircraft, as more particularly described in the Purchase Agreement Assignment.

      "PURCHASE AGREEMENT ASSIGNMENT" shall mean, in respect of any Remaining Aircraft which is not a Delivered Aircraft, the purchase agreement assignment entered into on or before the Borrowing Date of the Loan to be made or, as the context may require, made, in relation to such Aircraft between Original Purchaser, the relevant Lessor and the relevant Lessee for such Aircraft with respect to certain rights and interests of the Original Purchaser under the Purchase Agreement.

      "PURCHASE PRICE" shall mean, in respect of an Aircraft, the Dollar purchase price thereof approved by Ex-Im Bank and specified in the Lease Supplement for such Aircraft.

      "QUARTERLY DATE" shall mean the 16th day of March, June, September and December.

      "QUIET ENJOYMENT OPERATING LEASE" shall mean, in respect of an Aircraft, any Operating Lease for such Aircraft other than a Subject and Subordinate Operating Lease.

      "QUOTATION DATE" shall mean, in relation to any period for which LIBOR is to be determined, the date on which quotations would ordinarily be given in the London interbank market for deposits in Dollars for value and delivery in New York, New York on the first day of that period provided that, if for any such period, quotations would ordinarily be given on more than one date, the Quotation Date for that period shall be the last of those dates (it being understood that current market practice is that quotations are given two (2) Business Days prior to such date).

      "REFERENCE BANKS" shall mean the principal London offices of Citibank, N.A., Barclays Bank PLC and Halifax PLC or such other bank or banks as may from time to time be agreed between Ex-Im Bank, GFC and the Facility Agent.

      "REGISTRY" shall mean, in respect of an Aircraft, the aircraft registry maintained by any Civil Aviation Authority for such Aircraft at the line of determination in accordance with Article 1(ii) of the Geneva Convention.

      "REINSURANCES" shall mean, in respect of an Aircraft, any and all contracts or policies of reinsurance required to be maintained in respect of such Aircraft in accordance with the requirements of the Lease for such Aircraft.

      "RELATED INDEMNITEE" shall have the meaning set forth in Section 10 of the Participation Agreement.

      "RELEASE DATE" shall mean each of the First Release Date and each anniversary of the First Release Date until and including the Final Release Date; provided, that if any such date is not a Business Day the relevant Release Date shall be the next succeeding Business Day.

                                                                    [Appendix A]

      "RELEVANT JURISDICTION" shall mean, from time to time, (a) in respect of any Lessee or Operating Lessor, the jurisdiction of organization of such Lessee or Operating Lessor, (b) in respect of any Borrower or Lessor, the jurisdiction of organization of such Borrower or Lessor and (c) in respect of an Aircraft, any or all of: (i) the United States, (ii) the State of Registration of such Aircraft from time to time, (iii) the Relevant Jurisdiction of the Lessee and/or Operating Lessor of such Aircraft, and (v) the Relevant Jurisdiction of the Borrower and/or Lessor of such Aircraft.

      "RELEVANT RATE" shall mean, in relation to any Loan, the Ask rate for 12 year US Dollar interest rate swaps as shown in the Financial Times five (5) Business Days prior to the proposed date of drawdown of such Loan or, if such Ask rate is not available, such other rate as the Parties may agree from time to time.

      "REMAINING AIRCRAFT" shall mean any Aircraft other than a Delivered Aircraft.

      "RENT" shall mean, in respect of an Aircraft, collectively, Basic Rent, Initial Rent and Supplemental Rent for such Aircraft.

      "REPLACEMENT ENGINE" shall mean, in respect of an Aircraft, as the context may require, (a) a CFM Model CFM56-7B27 engine, or (b) an improved engine of the same or other manufacturer eligible for Ex-Im Bank-supported financing of at least the same amount as in relation to the Engine it is replacing, which, in the case of any engine described in clauses (a) or (b) hereof, shall be in compliance with the requirements of Section 9(b) of the Lease for such Aircraft.

      "REQUEST FOR DISBURSEMENT" shall mean each request for disbursement substantially in the form of Annex 1 to Exhibit A to the Participation Agreement.

      "REQUEST FOR GUARANTEE LEGEND" shall mean each request for guarantee legend in substantially the form of Annex B to the Ex-Im Bank Guarantee.

      "REQUIRED AMOUNT" shall mean, at the time of determination, the sum of the Security Amounts required to have been paid to the Security Account under
Section 8G(a) less the aggregate of all amounts (not including Investment Earnings thereon) released from the Security Account under Section 8G(d) or (e) of the Participation Agreement.

      "REQUISITION COMPENSATION" shall mean, in respect of an Aircraft, all monies or other compensation from time to time payable in respect of a Compulsory Acquisition of such Aircraft.

      "RESTRICTED COUNTRY" shall mean (i) any country identified or listed in (or designated by the President of the United States or the Secretary of State of the United States pursuant to authority granted by) the Ex-Im Bank Statutes (except to the extent, in each case, that the President of the United States has made a determination in accordance with the provisions of the applicable act that the conduct of business by Ex-Im Bank with any such country is in the interest of the United States), (ii) any country or nation which engages in armed conflict, declared or otherwise, with the Armed Forces of the United States, and (iii) any other country or

                                                                    [Appendix A]

nation with which Ex-Im Bank is prohibited from doing business by law, order, resolution or stated policy of the United States.

      "REVIEW NOTICE" shall have the meaning given to such term in Appendix MP to the Participation Agreement.

      "S&P" shall mean Standard & Poor's Rating Group, a division of The McGraw-Hill Companies, Inc. or any successor organization thereto.

      "SAA TRANSACTION" shall have the meaning ascribed to such term in clause
(i) of the definition of Other Ex-Im Bank Transactions.

      "SCHEDULED RELEASE AMOUNT" shall mean, (a) if all ten Aircraft are financed under the Participation Agreement, $500,000 and (b) if less than ten Aircraft are financed under the Participation Agreement, $500,000 multiplied by a fraction, the numerator of which is the number of Aircraft financed under the Participation Agreement and the denominator of which is ten.

      "SECURED OBLIGATIONS" shall mean (a) any and all monies, indebtedness, liabilities and obligations (whether actual or contingent, whether now existing or hereafter arising, whether or not for the payment of money, and including, without limitation, any obligation to pay damages or any indemnities under any of the Operative Documents) which are now or which may at any time and from time to time hereafter be due, owing, payable, or incurred or expressed to be due, owing, payable or incurred from or by any Borrower, Lessor, Lessee, Sublessee, GFC or other Guarantor to the Secured Parties (or any of them) (and, in the case of any Lessee, to any Lessor) under the Operative Documents, including, without limitation, all obligations of (i) each Borrower in respect of the principal of and interest on the Loans for which it is the Borrower, (ii) each Lessee in respect of Rent under each Lease to which it is a party, and all other sums payable by each Lease under each Lease, the Participation Agreement and the other Operative Documents to which such Lessee is or will become a party, (iii) any Guarantor in respect of the Obligations under the GATX Guarantee, (iv) GFC under the Borrower Indemnity Agreement and (v) each Borrower under the Loan Agreement, (b) any and all sums advanced by the Secured Parties (or any of them) in order to protect or preserve the Collateral or preserve their interest in the Collateral, (c) all Other Ex-Im Bank Indebtedness whether now existing or hereafter arising and which is now or which may at any time and from time to time hereafter be due, owing and payable, (d) the performance by each Obligor of all of its respective covenants and other obligations contained herein and in the other Operative Documents in each case whether such payment obligations, covenants or other obligations are now existing or hereafter arising and (e) any and all monies, obligations and/or liabilities which are stated to form part of the Secured Obligations by any provision of any Operative Document.

      "SECURED SUBORDINATED OBLIGATIONS" shall mean (a) any and all monies, indebtedness, liabilities and obligations (whether actual or contingent, whether now existing or hereafter arising, whether or not for the payment of money, and including, without limitation, any obligation to pay damages) which are now or which may at any time and from time to time hereafter be due, owing, payable, or incurred or expressed to be due, owing, payable or incurred from or by any Lessor to any Lessee under any Lease, including, without limitation, all

                                                                    [Appendix A]

obligations of (i) in respect of each Aircraft, each Lessor under the Lease for such Aircraft to covey to the Lessee thereunder all of such Lessor's right, title in and to the Aircraft required to be conveyed to such Lessee pursuant to the terms of such Lease and (b) any and all sums advanced by such Lessee in order to protect or preserve the Collateral or preserve their interest in the Collateral.

      "SECURED PARTIES" shall mean, collectively, the Security Trustee, Ex-Im Bank, the Facility Agent and each Lender, and "SECURED PARTY" shall mean any of them.

      "SECURED SUBORDINATED PARTIES" shall mean, collectively, GFC and each Lessee.

      "SECURITY ACCOUNT" shall mean the account established pursuant to Section 13(k) of the Participation Agreement.

      "SECURITY AMOUNT" shall mean, in respect of an Aircraft, the amount set forth in column (2) opposite such Aircraft in column (1):

       (1)                        (2)
     AIRCRAFT                  AMOUNT($)
------------------             ---------
Aircraft msn 32359               700,000
Aircraft msn 32360               700,000
Aircraft msn 32361               150,000
Aircraft msn 32362               700,000
Aircraft msn 32363               150,000
Aircraft msn 32364                     0
Aircraft msn 32365               800,000
Aircraft msn 32366               800,000
Aircraft msn 32367             1,000,000
Aircraft msn 32368             1,000,000

      "SECURITY DEPOSIT" shall have, in respect of an Aircraft, the meaning set forth in the Operating Lease from time to time of such Aircraft.

      "SECURITY DOCUMENTS" shall mean, collectively, the Borrower Security Documents and the Aircraft Security Documents for each Aircraft and, where the context in which such term is used relates to any application of payments or other proceeds, shall include Section 21 of the Participation Agreement.

      "SECURITY TRUST" shall mean the Trust created by Section 13 of the Participation Agreement.

      "SECURITY TRUSTEE" shall mean Wells Fargo Bank Northwest, N.A., not in its individual capacity, except as expressly provided in the Operative Documents, but solely in its capacity as Security Trustee on behalf of the Secured Parties.

                                                                    [Appendix A]

      "SENIOR LIABILITIES" shall mean, in respect of each Aircraft, all Rent from time to time Outstanding and all other present and future sums, liabilities and obligations whatsoever (actual or contingent) payable, owing, due or incurred by the Lessee for such Aircraft to the Lessor for such Aircraft or any of the Secured Parties pursuant to the Lease or any other Operative Document, including any liabilities or obligations under any amendment to the Operative Documents or any renewal, extension or refinancing of any Senior Liability; in each case whether or not an allowable claim exists against such Lessee; provided, that (a) Senior Liabilities shall continue to constitute Senior Liabilities for all purposes of Section 32 of the Participation Agreement, and
Section 32 of the Participation Agreement shall continue to apply to such Senior Liabilities, whether or not such Senior Liability has been voided, disallowed or subordinated pursuant to any applicable bankruptcy or fraudulent conveyance laws, and (b) if any payment on account of a Senior Liability shall be required to be returned as a preference or otherwise, such Senior Liability shall for all purposes of this definition be deemed to have been repaid in the amount so required to be returned and to have at all times remained outstanding.

      "SERVICE BULLETIN" shall have the meaning given to it in the Model Form Operating Lease.

      "SIGNING DATE" shall mean April 30, 2002.

      "SPECIAL LIBOR" shall mean, with respect to any Interest Period, the rate of interest per annum specified as the Dollar LIBOR interbank fixing rate in the Financial Times under the table entitled "Money Rates" in effect on the date two London Business Days prior to the first day of the relevant Interest Period for a term similar to the term of such Interest Period, If no rate is specified for such day, the applicable rate shall be the highest of all such rates. In the event the Financial Times either completely ceases publication or discontinues publication of the Dollar LIBOR interbank fixing rate, then Ex-Im Bank shall determine Special LIBOR by reference to a financial publication with a similar national or international circulation which publication shall be selected by Ex-Im Bank in its sole discretion.

      "STANDARD" shall mean, in relation to any particular issue or matter, the standard which a reputable international operating lessor would apply in the applicable circumstances having regard to:

      (a) the credit standing of the relevant Operating Lessee or proposed Operating Lessee for such Aircraft;

      (b) the economic terms of the relevant Operating Lease or proposed Operating Lease for such Aircraft;

      (c) the negotiating position of the relevant Operating Lessee or proposed Operating Lessee and GFC; and

      (d) the interests and particular concerns of Ex-Im Bank including, but not limited to, those matters specified in paragraph (f)(ii) of the Operational Undertakings.

                                                                    [Appendix A]

      "STATE OF REGISTRATION" shall mean, in respect of an Aircraft, the Initial State of Registration or, if such Aircraft shall have been re-registered in accordance with Section 8C of the Participation Agreement, such other country of registration.

      "SUBJECT AND SUBORDINATE OPERATING LEASE" shall mean, in respect of an Aircraft, any Operating Lease for such Aircraft pursuant to which the rights of the Operating Lessee thereunder to lease such Aircraft are (following the occurrence of any Lease Event of Default and for as long thereafter as the same is continuing) expressly subject and subordinate to the right of the Lessor for such Aircraft and the Security Trustee and all other Persons claiming by or through any of them.

      "SUBLEASE" shall mean, in respect of an Aircraft, the sublease, if any, described in the Borrowing Date Supplement for such Aircraft and any other sublease of the Aircraft entered into between the Lessee for such Aircraft (as sublessor) and another Lessee Party (as sublessee), each of which shall be expressly subject and subordinate to the rights of the Lessor under the Lease for such Aircraft and the rights of the Security Trustee under the Aircraft Security Documents for such Aircraft, and otherwise in form and substance acceptable to Ex-Im Bank.

      "SUBLESSEE" shall mean, in respect of an Aircraft, the Lessee Party from time to time under the Sublease (if any) for such Aircraft.

      "SUBORDINATED LIABILITIES" shall mean, in respect of each Lessee, the Inter-company Loans (including capitalized interest) extended to such Lessee and outstanding from time to time, interest accrued thereon which has not been capitalized and all other present and future sums, liabilities and obligations whatsoever (actual or contingent) payable, owing, due or incurred by such Lessee to any Guarantor or Lessee Parent.

      "SUBSIDIARY" shall mean any Person of which or in which GFC or GATX Corporation, as the case may be, or its other Subsidiaries, own directly or indirectly more than 50% of:

      (a) the combined voting power of all classes of stock or shares having general voting power under ordinary circumstances to elect a majority of the board of directors of such Person, (if it is a corporation or company);

      (b) the capital interest or profits interest of such Person, (if it is a partnership, limited liability company, joint venture or similar entity);

      (c) the beneficial interest of such person, (if it is a trust, association or other unincorporated organization); or

      (d) any other Person whose financial results are required under GAAP to be consolidated with the financial results of the GATX Group, GFC, or GATX Corp.

      "SUBSTITUTION" shall have the meaning given to it in Section 6B of the Participation Agreement.

      "SUBSTITUTION SUPPLEMENT" shall have the meaning set forth in Section 6B(a) of the Participation Agreement.

      "SUPPLEMENTAL RENT" shall mean, in respect of an Aircraft, any amount that the Lessee for such Aircraft, assumes or agrees to pay to the Lessor for such Aircraft or any other Person

                                                                    [Appendix A]

under the Lease, the Participation Agreement or any other Operative Document with respect to such Aircraft (excluding Initial Rent and Basic Rent for such Aircraft) and (without duplication) any amount (other than principal of or interest on the Loans) payable by such Lessor under the terms of the Participation Agreement and the Loan Documents (including any amounts payable in respect of swap breakage losses or break funding costs as set forth in the Borrower Indemnity Agreement).

      "TAX" and "TAXES" shall mean any and all fees (including license, recording, documentation and registration fees), taxes (including, without limitation, income, gross receipts, capital, franchise, net worth, gross profits, sales, rental, use, turnover, value added, ad valorem, property (tangible and intangible), excise, documentary and stamp taxes), licenses, levies, imposts, duties, charges, assessments or withholdings of any nature whatsoever, whether now existing or hereafter adopted, enacted or amended, howsoever imposed, levied or asserted by any Government Body or taxing authority together with any and all penalties, fines, additions to tax and interest thereon.

      "TELERATE PAGE 3750" shall mean Page 3750 on the Dow Jones Telerate Service (or such other page as may replace that page on that service, or such other service as may be nominated as the information vendor for the purpose of displaying London interbank offered rates of major banks).

      "TERM" shall mean, in respect of an Aircraft, the period commencing on the Borrowing Date for such Aircraft to and including the final scheduled Basic Rent Payment Date (which may be no later than the twelfth (12th) anniversary of the Delivery Date for such Aircraft, or such shorter period that may result from any earlier termination of the leasing of such Aircraft in accordance with the terms of the Lease for such Aircraft.

      "TERMINATION VALUE" shall mean, in respect of an Aircraft and as of any date (each a "Determination Date"), the principal amount of the Loan relating to such Aircraft scheduled to be outstanding on such Determination Date (immediately prior to giving effect to the payment of any principal portion of such Loan scheduled to be repaid on such date), together with interest on such principal amount accrued (determined as set forth in Section 4.2 of the Loan Agreement and calculated at the rate of interest then applicable to such Loan) during the period commencing on and including the Loan Payment Date referable to such Aircraft which immediately precedes such Determination Date and ending on but excluding such Determination Date.

      "TRANSACTION COSTS" shall have the meaning set forth in Section 12 of the Participation Agreement.

      "TRANSFER CERTIFICATE" shall mean with respect to the Loans, a Transfer Certificate in the form set forth in Exhibit C to the Loan Agreement.

      "TRUST COMPANY" shall mean Wells Fargo Bank Northwest, N.A., a national banking association organized under the laws of the United States, in its individual capacity.

      "TRUST ESTATE" shall mean all the moneys and other property subject or intended to be subject to the interest of the Security Trustee under Section 13 of the Participation Agreement or any other Security Document securing for the benefit of such Security Trustee amounts due and

                                                                    [Appendix A]

owing under the Operative Documents (including all proceeds thereof), and the phrase "Trust Estate" includes any part of the Trust Estate.

      "TRUSTEE" shall mean, collectively, the trustees from time to time under each Declaration of Trust in their capacity as such trustees.

      "UNIFORM COMMERCIAL CODE" or "UCC" shall mean the Uniform Commercial Code as in effect from time to time in New York, New York.

      "UNITED STATES or "U.S." shall mean the United States of America.

      "US AIR CARRIER" shall mean an air carrier whose principal place of business is located in the United States of America.

      "U.S. TREASURY RATE" shall mean, in respect of any date of determination and any maturity, the interest rate specified in the Federal Reserve Statistical Release H.15(519) Selected Interest Rates for Treasury Bills of such maturity under the category entitled "Treasury Bills, Auction Average (Investment)" (or, if not included under such category, under the category entitled "Treasury Constant Maturities") on such date.

      "UTILIZATION" shall mean, in respect of an Aircraft, the satisfaction of all conditions in the Operative Documents in respect of the financing of such Aircraft, the acceptance by Ex-Im Bank of a Request for Disbursement and a Request for Guarantee Legend relating thereto and the endorsement of the related Note with the Guarantee Legend.

      "WALKERS SPV" shall mean Walkers SPV Limited, a trust company incorporated under the laws of the Cayman Islands.

      "WET LEASE" shall mean, in respect of an Aircraft, any arrangement whereby any Operating Lessee for such Aircraft agrees to furnish such Airframe and any related Engines or engines installed thereon to an air carrier and pursuant to which such Airframe and Engines or engines (i) shall be operated solely by cockpit crew provided by such Operating Lessee possessing all current certificates and licenses required by Applicable Laws, (ii) shall be maintained by such Operating Lessee in accordance with the normal maintenance provisions of the such Operating Lease and (iii) shall continue to be insured by such Operating Lessee in accordance with the terms of the such Operating Lease.

                                                                    [Appendix A]

II.   Rules of Construction.

      a. Section headings and the table of contents in each Operative Document are inserted for convenience of reference only and shall be ignored in the interpretation of said Operative Document.

      b.    In each Operative Document, unless the context otherwise requires:

            i. references to Sections, Clauses, Appendices, Exhibits and Schedules are to be construed as references to the sections of, clauses of, and appendices, exhibits and schedules to, said Operative Document as in force for the time being and as amended in accordance with the terms of said Operative Document, or, as the case may be, with the agreement of the relevant parties;

            ii. references to Sub-sections or Sub-clauses are to be construed as references to a sub-section or sub-clause of the Section or Clause in which such reference appears;

            iii. references to any Operative Document include its Appendices, Exhibits and Schedules;

            iv. references to (or to any specified provision of) any Operative Document or any other document shall be construed as references to said Operative Document, that document or that provision as in force for the time being and as amended in accordance with the terms thereof, or, as the case may be, with the agreement of the relevant parties, and, in the case of the Participation Agreement, includes a reference to each Borrowing Date Supplement and Substitution Supplement (if any) referable to an Aircraft;

            v. references to any law or enactment shall be deemed to include references to such law or enactment as re-enacted, amended, extended, consolidated or replaced and any orders, decrees, proclamations, regulations, instruments or other subordinate legislation made thereunder;

            vi. words importing any gender shall be construed as including every gender;

            vii. words importing the plural shall include the singular and vice versa;

            viii. any reference to any Person (including each of the Parties to any Operative Document) shall include such Person and its successors, permitted assigns, and permitted transferees; and

                                                                    [Appendix A]

            ix. the word "including" shall be construed as "including but not limited to,"

                                       39